UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
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SecureWorks Corp.
(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
May 11, 2022
Dear fellow stockholders:
On behalf of the Board of Directors, it is my pleasure to invite you to SecureWorks Corp.’s 2022 Annual Meeting of Stockholders. The meeting will be held virtually on Tuesday, June 21, 2022, at 12:00 p.m., Eastern Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/SCWX2022, where you may listen to the meeting live, submit questions and vote online.
You will find information regarding the matters to be voted on in the accompanying Notice of Annual Meeting of Stockholders and proxy statement. We are sending many of our stockholders a notice regarding the availability of this proxy statement, our Annual Report on Form 10-K for the fiscal year ended January 28, 2022 and other materials via the internet. A paper or electronic copy of these materials may be requested using one of the methods described in the accompanying proxy statement or the Notice of Internet Availability of Proxy Materials.
You may visit investors.secureworks.com to access various web-based reports, executive messages, and timely information on our global business.
Whether or not you plan to attend the annual meeting, please submit your proxy for your shares of Class A common stock or voting instructions using one of the voting methods described in the accompanying proxy statement. Submitting your proxy or voting instructions by any of these methods will not affect your right to attend the virtual meeting and vote your shares at the virtual meeting if you wish to do so.
If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares, or need additional copies of the accompanying proxy statement or the proxy card, please contact Investor Relations at (404) 639-9191 or investorrelations@secureworks.com.
If your bank, brokerage firm or other nominee holds your shares of Class A common stock, you also should contact your nominee for additional information.
Sincerely,
Michael S. Dell
Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To the Stockholders of SecureWorks Corp.:
NOTICE IS HEREBY GIVEN that the 2022 Annual Meeting of Stockholders of SecureWorks Corp., or Secureworks, will be held virtually on Tuesday, June 21, 2022, at 12:00 p.m., Eastern Time. The annual meeting can be accessed by visiting www.virtualshareholdermeeting.com/SCWX2022, where you will be able to listen to the annual meeting live, submit questions and vote online. The annual meeting is being held for the following purposes:
1.
To elect to the Board of Directors the two nominees specified in the accompanying proxy statement to serve as Class III directors, each for a three-year term expiring at the 2025 Annual Meeting of Stockholders or until such director’s successor is duly elected and qualified

2.	To ratify the appointment of PricewaterhouseCoopers LLP as Secureworks’ independent registered public accounting firm for the fiscal year ending February 3, 2023
3.	To approve, on a non-binding, advisory basis, the compensation of Secureworks’ named executive officers as disclosed in the accompanying proxy statement
4.
To vote on a non-binding, advisory basis on whether Secureworks should hold a non-binding, advisory vote by stockholders to approve the compensation of Secureworks’ named executive officers every 1 year, every 2 years or every 3 years

In addition, stockholders will consider and take action upon any other business that may properly come before the annual meeting or any adjournment or postponement thereof.
The holders of record of Secureworks’ outstanding Class A common stock and Class B common stock as of the close of business on April 26, 2022, which is the record date fixed by the Board of Directors, are entitled to notice of and to vote at the annual meeting or at any adjournment or postponement thereof.
We encourage you to access the annual meeting before the start time of 12:00 p.m., Eastern Time, on June 21, 2022. Please allow ample time for online check-in, which will begin at 11:45 a.m., Eastern Time, on June 21, 2022. A complete list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder for at least ten days before the meeting during ordinary business hours at our headquarters located at One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328. In addition, the list will be available to any stockholder during the annual meeting at the meeting website listed above using the 16-digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.
Whether or not you plan to attend the annual meeting, your Board of Directors urges you to read the proxy statement and submit a proxy for your shares of Class A common stock or voting instructions via the internet or by telephone, or complete, date, sign and return your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided. We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs.
This Notice of Annual Meeting of Stockholders and the proxy statement are accompanied by Secureworks’ Annual Report on Form 10-K for the fiscal year ended January 28, 2022, which is our annual report to stockholders for our 2022 fiscal year.
If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares, or need additional copies of the accompanying proxy statement or the proxy card, please contact Investor Relations at (404) 639-9191 or investorrelations@secureworks.com.
If a bank, brokerage firm or other nominee holds your shares of Class A common stock, you also should contact your nominee for additional information.
By Order of the Board of Directors
George B. Hanna
Corporate Secretary
May 11, 2022

YOUR VOTE IS IMPORTANT

  Whether or not you plan to attend Secureworks’ annual meeting, please submit your proxy or voting instructions as soon as possible. Under stock exchange rules, if you hold your shares of Class A common stock through a bank, brokerage firm or other nominee, your nominee holding shares on your behalf will NOT be able to vote your shares on Proposal 1 (election of directors), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in the accompanying proxy statement) or Proposal 4 (advisory vote on the frequency of future advisory votes to approve named executive officer compensation) unless it receives specific instructions from you. We strongly encourage you to submit your voting instructions.

  We encourage you to submit your proxy or voting instructions via the internet. For instructions on how to submit your proxy or voting instructions and how to vote your shares, please refer to the section entitled “Questions and Answers About the Annual Meeting” beginning on page 55 of the accompanying proxy statement.

2022 ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT

SECUREWORKS CORP.
PROXY STATEMENT
SUMMARY INFORMATION
This summary highlights information contained elsewhere in this proxy statement. For more complete information, we encourage you to review the entire proxy statement and Secureworks’ Annual Report on Form 10-K for the fiscal year ended January 28, 2022.
The Notice of Internet Availability of Proxy Materials is first being distributed to stockholders on or about May 11, 2022. On or about May 12, 2022, we will begin mailing a full set of proxy materials to some of our stockholders. All references to “Secureworks,” “we,” “us,” “our” and “Company” in this proxy statement refer to SecureWorks Corp.
Annual Meeting of Stockholders
•	Date:	Tuesday, June 21, 2022
•	Time:	12:00 p.m., Eastern Time
•	Record Date:	April 26, 2022
•	Webcast:	The meeting can be accessed by visiting www.virtualshareholdermeeting.com/SCWX2022, where you will be able to listen to the meeting live, submit questions and vote online.
•	Voting Methods:

Submit your proxy or voting instructions by internet	Submit your proxy by mobile device	Submit your proxy or voting instructions by telephone	Submit your proxy or voting instructions by mail	Submit your vote online during the meeting
Go to www.proxyvote.com and enter the 16-digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.	Scan this QR code to vote with your mobile device. You will need the 16-digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.
Call the number on your proxy card or voting instruction form. You will need the 16-digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.
Complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.
See the instructions in the section captioned “Webcast” above regarding attendance at the virtual annual meeting to vote online. You will need the 16-digit control number provided on your proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials.

We encourage you to submit your proxy or voting instructions via the internet, which is convenient, helps reduce the environmental impact of our annual meeting and saves us significant postage and processing costs.

Meeting Proposals and Voting Recommendations
Meeting Proposal	Board Recommendation	Page
Election of the Class III director nominees specified in this proxy statement	FOR ALL NOMINEES	5

Ratification of appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending February 3, 2023	FOR	22

Non-binding, advisory vote to approve named executive officer compensation as disclosed in this proxy statement, or Say-on-Pay	FOR	23

Non-binding, advisory vote on whether Secureworks should hold an advisory vote by stockholders to approve the Company’s named executive officer compensation every 1, 2 or 3 years, or Say-on-Pay Frequency	FOR EVERY 1 YEAR	24
The holders of our Class A common stock and Class B common stock will vote together as a single class on these proposals and any other business that properly comes before the stockholders for a vote at the meeting.
Election of Director Nominees (Proposal 1)
The Board of Directors is asking you to vote “FOR” the election of each of the director nominees listed below to serve as Class III directors, as described under “Proposal 1 – Election of Directors.” Each nominee will be elected to serve for a three-year term expiring at the 2025 Annual Meeting of Stockholders or until such director’s successor is duly elected and qualified.
Each nominee currently serves as a member of the Board of Directors as a Class III director. Set forth below is summary information about each director nominee.
Nominee and Principal Occupation	Age	Director Since	Director Class	Independent	Current Committee Membership
Michael S. Dell Chairman and Chief Executive Officer of Dell Technologies Inc.	57	2015	III
Mark J. Hawkins Former President and CFO Emeritus of Salesforce.com, Inc.	63	2016	III	√	Audit (Chair) Compensation
Ratification of Independent Registered Public Accounting Firm (Proposal 2)
The Board of Directors is asking you to vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP, or PwC, as our independent registered public accounting firm for the fiscal year ending February 3, 2023, or Fiscal 2023. All PwC fees incurred in connection with professional services rendered to Secureworks during our fiscal year ended January 28, 2022, or Fiscal 2022, and our fiscal year ended January 29, 2021, or Fiscal 2021, are summarized under “Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm.”
Say-on-Pay (Proposal 3)
The Board of Directors is asking you to vote, on a non-binding, advisory basis, “FOR” the approval of the compensation of our named executive officers as disclosed in this proxy statement, including the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosure beginning on page 27. The Compensation Committee and the Board of Directors value the views of the Company’s stockholders and will take the outcome of the advisory vote into account when considering future executive compensation matters.

Say-on-Pay Frequency (Proposal 4)
The Board of Directors is asking you to vote, on a non-binding, advisory basis, on whether future non-binding, advisory votes on the compensation of our named executive officers as disclosed in the Company’s annual proxy statement should be held every 1 year, every 2 years or every 3 years. The Board of Directors unanimously recommends that stockholders vote “FOR” “Every 1 year” as the frequency with which Secureworks should hold this vote.
Stockholder Proposals for 2023 Annual Meeting of Stockholders
•	Deadline for stockholder proposals to be included in our 2023 proxy statement: January 12, 2023
•	Deadline for proposed business and nominations for director that will not be included in our 2023 proxy statement: February 21, 2023 – March 23, 2023
•
Deadline for notice under the SEC’s universal proxy rules for solicitation of proxies in connection with our 2023 annual meeting in support of director nominees other than the Company’s nominees: April 22, 2023

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to Be Held on Tuesday, June 21, 2022:

The accompanying notice of the 2022 Annual Meeting of Stockholders, proxy statement, form of proxy card and Secureworks Annual Report on Form 10-K for the fiscal year ended January 28, 2022, are available electronically on our website at investors.secureworks.com
and at www.proxyvote.com.

CORPORATE RESPONSIBILITY
We strive to create a positive and lasting impact in our communities and within our society at large by advancing sustainability, cultivating and advancing inclusion and community involvement, and maintaining a strong commitment to ethics. We also recognize that effective governance is an essential part of our corporate responsibility strategy.
•
Advancing Sustainability – We acknowledge that we have a responsibility to contribute to the health and prosperity of our society and our customers, suppliers and communities. We are reducing our carbon footprint by migrating our workloads to a more efficient and sustainable public cloud / SaaS environment. We also believe an efficient office footprint contributes to reducing our carbon footprint. To this end, we regularly analyze our facility usage to better rationalize our space needs.

•
Upholding Ethics – Ethics and integrity help us establish a strong foundation for positive social impact. Our internal policies reflect our commitment to acting ethically and with integrity in our own operations and all our business relationships. We endeavor to embed ethical practices in all that we do and to take ownership for our actions, while enhancing wherever and whenever possible.

•
Cultivating Inclusion – We believe that our culture should focus on respecting and celebrating teammates, learning from each other and allowing people to be themselves. Secureworks is committed to educating our teammates, enabling inclusion and enhancing diversity. To further these goals, we have created an internal work group to evolve diversity and inclusion programs, which supports our continued efforts to create an inclusive work environment. Additionally, we actively celebrate our employees’ diverse backgrounds throughout the year and strive to use more inclusive language within our business. We encourage employees to participate in a variety of employee resource groups, which help foster inclusion by facilitating dialogue and creating opportunities to learn and engage with others who can provide valuable insights, experience and perspective. Our commitment to diversity and inclusion starts at the top, with a highly skilled and diverse Board of Directors. As of the date of this proxy statement, three of our six directors qualify as “Diverse” under the board diversity rule adopted by the Nasdaq Stock Market, or Nasdaq. In Fiscal 2021, we instituted a talent acquisition policy aimed at ensuring that at least one candidate from an underrepresented group is included in external candidate interview slates, including at the executive officer level. We believe diversity helps foster creativity, increases collaboration and enhances innovation as we fortify our technology; therefore, we will continue to pursue inclusive employment policies that support women and diverse members of underrepresented groups.

•
Community Involvement – We aim to give back to the communities where we live and work, and we believe that this commitment helps in our efforts to attract and retain employees. We partner with a variety of universities and inclusion-focused programs in the United States and abroad to promote STEM education for all. Beyond financial contributions, our team members participate in local events and provide volunteer services. We believe that our contributions make a meaningful difference in these communities throughout the year.

•
Governance – In our commitment to govern with integrity and honesty, while putting our customers first, we have established standards and practices to which our Board of Directors, executives and employees are obligated to adhere. The Board of Directors is tasked with overseeing the establishment and maintenance of our governance, compliance and risk oversight processes and procedures to promote conducting our business with the highest standards of responsibility, ethics and integrity. Guided by an integrated perspective and approach to corporate responsibility, the Audit Committee, Compensation Committee and Nominating and Governance Committee all support the oversight, development and implementation of policies and management systems relating to environmental, social and governance issues to promote our compliance with applicable laws and best practices and to measure our performance against objectives established under those policies and systems.

We present additional information about our commitment to corporate responsibility in our Annual Report on Form 10-K for Fiscal 2022.

PROPOSAL 1 – ELECTION OF DIRECTORS
Upon the recommendation of our Nominating and Governance Committee, consisting exclusively of independent directors, the Board of Directors has nominated Michael S. Dell and Mark J. Hawkins for election to the Board as Class III directors at this annual meeting. Stockholders are being asked to vote for the election of the two nominees to the Board. Each nominee is currently serving as a Class III director. The directors to be elected at this annual meeting will serve a three-year term until the 2025 Annual Meeting of Stockholders and until their successors are elected and qualified.
Director Classes
As of the date of this proxy statement, our Board of Directors is composed of six members. Our certificate of incorporation provides that the number of directors will be fixed by resolution of the Board of Directors and may be no fewer than three directors or more than 15 directors.
The Board of Directors is divided into the following three classes that serve staggered three-year terms:
•	Class I directors, whose term will expire at the 2023 Annual Meeting of Stockholders
•	Class II directors, who were elected at last year’s annual meeting and whose term will expire at the 2024 Annual Meeting of Stockholders
•	Class III directors, whose term will expire at this 2022 Annual Meeting of Stockholders
The following directors currently serve on the Board of Directors:
•	Yagyensh C. (Buno) Pati and Wendy K. Thomas serve as Class I directors.
•	Pamela Daley and Kyle Paster serve as Class II directors.
•	Michael S. Dell and Mark J. Hawkins serve as Class III directors.
Directors of each class hold office until the annual meeting for the year in which their term expires (as indicated above) and until their successors are elected and qualified, subject to the prior death, resignation, retirement, disqualification or removal of a director from office. The number of directors in each class may be changed only by resolution adopted by the affirmative vote of a majority of the authorized number of directors. Any additional directorships resulting from any increase in the number of directors are required to be distributed among the three classes to ensure that the classes are as nearly equal in number as permitted by the then-authorized number of directors constituting the full Board of Directors.
Director Nominees
Each director nominee has consented to serve as a nominee, to serve as a director if elected and to be named as a nominee in this proxy statement. If any nominee is unavailable for election or unable to serve upon election, the Company’s proxy holders will vote the shares of Class A common stock for which they have received validly executed proxies for any substitute nominee proposed by the Board of Directors, unless the Board of Directors chooses to reduce the number of directors on the Board in accordance with our certificate of incorporation or to leave unfilled the resulting vacancy on the Board.
Biographical and qualification information about each nominee is included under “– Directors Standing for Election.” The Board’s recommendation of its director nominees is based on its carefully considered judgment that the qualifications and experience of the nominees, particularly in areas relevant to Secureworks’ strategy and operations, make them suitable candidates to serve on the Board.
The Board of Directors unanimously recommends a vote “FOR” each of the Board’s nominees for Class III director.
Director Qualifications and Information
Director Qualifications – The Board of Directors believes that, as set forth in our Corporate Governance Principles, individuals who serve on the Board should have demonstrated notable or significant achievements in business, education or public service; should possess the requisite intelligence, education, experience and judgment to make a significant contribution to the Board and bring a range of skills, diverse perspectives and backgrounds to its deliberations; and should have the highest standards of ethics and integrity, a strong sense of professionalism and intense dedication to serving the interests of our stockholders. The following are qualifications, experience and skills for Board members that are important to our business and our future:
•
Leadership Experience – Secureworks seeks directors who demonstrate extraordinary leadership qualities. Strong leaders bring vision, strategic agility, diverse and global perspectives, and broad business insight to the Company. They demonstrate practical management experience, skills for managing change and deep knowledge of industries, geographies and risk management strategies relevant to the Company. They have experience in identifying and developing our current and future leaders.

•
Industry Experience – Secureworks also seeks directors who have relevant industry experience. We value experience in our high-priority areas, including new or expanding services and solutions, client segments or geographies, organic and inorganic growth strategies and existing and new technologies; deep or unique understanding of Secureworks’ business environments; and experience with, exposure to or reputation among a broad subset of our client base.

•
Financial Experience – Secureworks believes that all directors should possess an understanding of finance and related corporate reporting processes. We also seek directors who qualify as “audit committee financial experts,” as defined in the SEC’s rules, for service on the Audit Committee.

•
International Experience – Secureworks seeks directors with a global mindset and experience in emerging markets to help guide our growth. In addition, we seek directors with operational experience to understand the competitive dynamics of our business strategy and execution and key business processes.

•
Diversity of Background – A current strength of the Board stems from the diversity of perspectives and understanding that arises from discussions involving individuals of varied backgrounds and experience. While the Board of Directors has not established any formal diversity policy to be used to identify director nominees, when assessing a candidate’s background and experience, the Nominating and Governance Committee takes into consideration a broad range of factors, including a candidate’s gender, age, race and ethnicity. The Board seeks to include in the pool from which director nominees are chosen highly qualified diverse candidates. Although the Board of Directors has not established a formal diversity policy to identify nominees, in compliance with the Nasdaq board diversity rule, we have obtained self-identifying information from our Board of Directors and have determined that three of our six directors qualify as “Diverse” under the rule, as discussed below under “— Board Diversity Matrix.”

Director Matrix – The Nominating and Governance Committee evaluates, selects and recommends to the full Board of Directors qualified candidates for election or appointment to the Board. The following matrix outlines specific qualifications and attributes through which our directors bring to the Board a diversity of experience, background and international perspective and enables the committee to identify areas of expertise and experience that may benefit the Board of Directors in the future as well as gaps in those areas that may arise as directors retire. The matrix below shows how the current directors (including the nominees for election at this annual meeting) contribute the various skills, experiences and perspectives that the Board and the Nominating and Governance Committee consider important.
		Leadership		Financial		International
Name	Security Industry	Chief Executive Officer Experience	Financial Literacy	Audit Committee Financial Expert	Chief Financial Officer Experience	Global Mindset, Emerging Markets, Operational Experience
Pamela Daley			X			X
Michael S. Dell	X	X	X			X
Kyle Paster			X			X
Mark J. Hawkins			X	X	X	X
Yagyensh C. (Buno) Pati		X	X			X
Wendy K. Thomas	X	X	X		X	X

Board Diversity Matrix — To qualify as “Diverse” under the Nasdaq board diversity rule, a director must self-identify as “Female,” as an “Underrepresented Minority” or as “LGBTQ+,” as those terms are defined in the rule. The Board Diversity Matrix below shows the self-identifying characteristics provided by members of the Board of Directors as of May 1, 2022, which is unchanged from January 28, 2022, the end of our most recent fiscal year.
Board Diversity Matrix (As of May 1, 2022)
	Female	Male	Non-Binary	Did Not Disclose Gender
Total Number of Directors	6
Part I: Gender Identity
Directors	2	4	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	1	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	3	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Set forth below is biographical information, as of May 1, 2022, about the persons nominated by the Board of Directors for election at the annual meeting and the continuing directors, including the qualifications, experience and skills the Board considered in determining that each such person should serve as a director.
Directors Standing for Election
Michael S. Dell Class III Director Term expires: 2022 Annual Meeting Age: 57 Director since December 2015
Mr. Dell has served as a director and our non-executive Chairman of the Board since December 11, 2015. Mr. Dell serves as Chairman of the Board and Chief Executive Officer of Dell Technologies Inc., or Dell Technologies. Mr. Dell also served as Chief Executive Officer of Dell Inc. from 1984 until July 2004 and resumed that role in January 2007. In 1998, Mr. Dell formed MSD Capital, L.P. for the purpose of managing his and his family’s investments, and, in 1999, he and his wife established the Michael & Susan Dell Foundation to provide philanthropic support to a variety of global causes.

He is an honorary member of the Foundation Board of the World Economic Forum and is an executive committee member of the International Business Council. He is also a member of the Technology CEO Council and the Business Roundtable. He serves on the advisory board of Tsinghua University’s School of Economics and Management in Beijing, China, on the governing board of the Indian School of Business in Hyderabad, India, and is a board member of Catalyst, a non-profit organization that promotes inclusive workplaces for women. In June 2014, Mr. Dell was named the United Nations Foundation’s first Global Advocate for Entrepreneurship.

Mr. Dell continues to serve as Chairman of the Board of Directors of VMware, Inc., a cloud infrastructure and digital workspace technology company, following the spin-off of VMware from Dell Technologies in 2021. He was a director of Pivotal Software, Inc., formerly a public majority-owned subsidiary of Dell Technologies that provided a cloud-native platform, from September 2016 until it merged with VMware, Inc. in December 2019.

Director Qualifications

Leadership Experience - Founder of Dell Inc. and Chairman of the Board and CEO of Dell Technologies

Industry Experience - Deep knowledge of new and existing technologies and the information technology industry

Mark J. Hawkins Class III Director Term expires: 2022 Annual Meeting Age: 63 Director since April 2016 Board committees: • Audit (Chair) • Compensation
As President and Chief Financial Officer of Salesforce.com, Inc., a provider of enterprise cloud computing solutions, from August 2014 to January 2021, Mr. Hawkins was responsible for leading the company’s global finance organization and was a member of the company’s executive committee. Mark was named President and CFO Emeritus at Salesforce.com, Inc. in February 2021 and served in this capacity until his retirement in November 2021.

Prior to his time at Salesforce, Mark served as CFO and Executive Vice President at Autodesk, Inc., a provider of three-dimensional design, engineering and entertainment software, from April 2009 to July 2015. At Autodesk, Mr. Hawkins led the global finance, information technology and procurement organizations. From April 2006 to April 2009, he was CFO and Senior Vice President of Finance & IT at Logitech International SA, a global provider of personal computer and tablet accessories. From January 2000 to March 2006, Mr. Hawkins served as Vice President for Dell Inc.’s worldwide procurement and logistics organization, as well as Vice President of Finance for Dell Inc.’s U.S. Home Segment. Before joining Dell, he spent over 18 years at Hewlett-Packard Company, a global IT company, where he held a variety of finance and business management roles.

Currently, Mr. Hawkins is a member of the Board of Directors at Toast Inc., a cloud-based restaurant software company. In addition, Mark served briefly during 2021 as a director for Fidelity National Information Services, Inc., a provider of technology solutions for merchants, banks and capital markets firms, before stepping down from the role.

Director Qualifications

Finance Experience – Decades of experience with leading finance organizations at public global software and technology companies

Leadership Experience – Decades of executive management experience and expertise providing leadership and insight in finance, information technology, global operations and global capital markets

Industry Experience – Extensive experience serving in top positions with leading global software and technology companies

Continuing Directors
Pamela Daley Class II Director Term expires: 2024 Annual Meeting Age: 69 Director since April 2016 Board committees: • Audit • Nominating and Governance (Chair)
Before her retirement on January 1, 2014 from the General Electric Company, or GE, one of the world’s largest infrastructure and financial services companies, Ms. Daley served with GE in a number of roles, including Senior Vice President and Senior Advisor to the Chairman from April 2013 to January 2014, Senior Vice President of Corporate Business Development from August 2004 to March 2013 and Vice President and Senior Counsel for Transactions from 1991 to July 2004. As Senior Vice President for Corporate Business Development, Ms. Daley was responsible for GE’s merger, acquisition and divestiture activities worldwide. Before she joined GE in 1989 as Tax Counsel, Ms. Daley was a partner at Morgan, Lewis & Bockius, an international law firm, where she specialized in domestic and cross-border tax-oriented financings and commercial transactions.

Ms. Daley also serves as a director of BlackRock, Inc., a global asset management company, and BP plc, one of the five integrated supermajors in oil and gas and energy. She was a director of BG Group plc, an international gas and oil company traded on the London Stock Exchange, until BG Group was acquired by Royal Dutch Shell plc in February 2016. Ms. Daley was also a director of Patheon N.V., a global pharmaceutical contract development and manufacturing organization, until August 2017, when Patheon was acquired by Thermo Fisher Scientific Inc.

Director Qualifications

Leadership Experience – Over 20 years of service as an executive with GE

Strategic and Transactional Experience – Over 35 years of experience in leadership development, international operations, transactions, business development and global strategy

In selecting Ms. Daley for service on the Board of Directors, the Board also considered Ms. Daley’s gender in the context of the Board’s diversity considerations for Board membership.

Kyle Paster Class II Director Term expires: 2024 Annual Meeting Age: 35 Director since May 2020
Mr. Paster is a Managing Director of Silver Lake, a global technology investment private equity firm, where he has worked since July 2011. Previously, he worked in the Technology Investment Banking Group at Credit Suisse in San Francisco from July 2009 to June 2011. Mr. Paster currently serves on the board of directors of Entrata, Inc., a provider of comprehensive property management software, and ServiceMax, Inc., a cloud-based field service management software company.

Director Qualifications

Industry and Finance Experience – Experience in technology and finance

Yagyensh C. (Buno) Pati Class I Director Term expires: 2023 Annual Meeting Age: 58 Director since September 2016 Board committees: • Audit • Compensation (Chair) • Nominating and Governance
Mr. Pati is currently the Chief Executive Officer of Infoworks.io, an enterprise software company, and has served as its Chairman from its inception, and as its Executive Chairman from September 2017 through January 2019. Mr. Pati also has been a Partner of Centerview Capital Technology, or Centerview, a private investment firm, since May 2016. At Centerview, Mr. Pati’s investment focus is on cybersecurity and data and analytics. Previously, Mr. Pati served as an Advisor to Centerview from June 2014 to May 2016. Before his association with Centerview, Mr. Pati founded Numerical Technologies, Inc., a company that redefined how integrated circuits are designed and manufactured, and served as the company’s Chief Executive Officer from October 1995 to August 2002 and as Chairman from August 2002 to March 2003, when the company was acquired by Synopsys, Inc. He helped launch Nexus Venture Partners, a pioneer in Indian venture capital, and has served as Advisor to that firm since January 2012. Mr. Pati also founded Sezmi Corporation, a company that developed and marketed video services offerings for telecommunications service providers and served as Chief Executive Officer and a director of the company from June 2006 to December 2011.

Director Qualifications

Leadership Experience – Founder and CEO of two technology companies; experience as chairman or advisor to several other companies

Industry Experience – Extensive knowledge of hardware and software technologies; specialization in technology investment in cybersecurity and data and analytics sectors

In selecting Mr. Pati for service on the Board of Directors, the Board also considered Mr. Pati’s ethnic background in the context of the Board’s diversity considerations for Board membership.

Wendy K. Thomas Class I Director Term expires: 2023 Annual Meeting Age: 50 Director since July 2021
Ms. Thomas has served as our President and Chief Executive Officer since September 2021. Prior to this appointment, Ms. Thomas served in a number of critical positions at Secureworks, including as President, Customer Success from April 2020 to September 2021, as Chief Product Officer from June 2019 until April 2020, as Senior Vice President, Business and Product Strategy, from March 2018 to June 2019, as Vice President, Strategic and Financial Planning, from March 2017 to March 2018, and as Vice President, Financial Planning and Analysis from July 2015 to March 2017 and from June 2008 to June 2011. In addition, Ms. Thomas served as Chief Financial Officer of Bridgevine, Inc. (currently Updater Inc.), a marketing software company, from November 2013 to July 2015, and as Vice President, Financial Planning and Analysis, at First Data Corporation (currently Fiserv, Inc.), a payment processing and financial services technology company, from July 2011 to October 2013. Earlier in her career, Ms. Thomas held other positions, including multiple finance roles at BellSouth Corporation, a telecommunications company, culminating in the position of Director, Finance.

Director Qualifications

Leadership Experience Principal executive officer of Secureworks since 2021

Finance Experience Experience as former chief financial officer and with strategic acquisitions within the software and technology industry

Industry Experience – Strategic and cross-functional leadership experience across multiple technology-driven companies

Corporate Governance
Corporate Governance Principles – The Board of Directors is committed to achieving business success and increasing long-term stockholder value with the highest standards of ethics. The Board of Directors maintains Secureworks’ Corporate Governance Principles to provide an effective corporate governance framework for the Company. The Corporate Governance Principles reflect a set of core values that provide the foundation for our governance and management systems and our interactions with others. A copy of those principles can be found on the Company’s website at investors.secureworks.com in the Governance section under Documents & Charters.
Controlled Company Status – The Class A common stock is listed on the Nasdaq Global Select Market under the ticker symbol “SCWX.” Accordingly, Secureworks is subject to corporate governance requirements under the Nasdaq rules.
Secureworks is a “controlled company” under Nasdaq corporate governance standards. As a result, it qualifies for an exemption from, and is entitled to elect not to comply with, certain corporate governance requirements under the Nasdaq rules, including the requirements that Secureworks have a board of directors that is composed of a majority of “independent directors,” as defined under the Nasdaq rules, and maintain a compensation committee and a nominating committee that are each composed solely of independent directors. Even though Secureworks is a controlled company, it is required to comply with SEC and Nasdaq rules relating to the membership, qualifications and operations of its Audit Committee, as discussed below. In reliance on the controlled company exemption, Secureworks has elected not to maintain a majority of independent directors on the Board of Directors.
The Nasdaq rules define a “controlled company” as a company of which more than 50% of the voting power is held by an individual, a group or another company. As of the record date for the annual meeting, Dell Technologies held no shares of our outstanding Class A common stock and, through an indirect wholly-owned subsidiary, all 70,000,000 outstanding shares of our Class B common stock, which as of that date represented approximately 82.5% of our total outstanding shares of common stock and approximately 97.9% of the combined voting power of both classes of our outstanding common stock.
Notwithstanding our eligibility for the exemption from these requirements, we currently have a Compensation Committee and a Nominating and Governance Committee that is each composed solely of independent directors. We are not required to maintain compliance with Nasdaq’s composition requirements for these committees applicable to a listed company that is not a controlled company. We may choose to change our committee composition or other arrangements in the future to manage these aspects of our corporate governance in accordance with the controlled company exemption. If we cease to be a controlled company and the Class A common stock continues to be listed on Nasdaq, we will be required to comply with Nasdaq’s corporate governance requirements applicable to listed companies generally, subject to a phase-in period during the first year after we cease to be a controlled company.
Director Independence – The Board of Directors has affirmatively determined that Ms. Daley, Mr. Hawkins and Mr. Pati, constituting three of our six directors, are independent under the Nasdaq rules and the standards for independent directors established in our Corporate Governance Principles, which incorporate the director independence requirements of the Nasdaq rules. The Nasdaq rules provide that, in order to determine that a director is independent, the Board of Directors must determine that the director has no relationship which, in the Board’s opinion, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Board Leadership Structure – Our current leadership structure separates the role of the Chairman of the Board, which is held by Mr. Dell, and the role of the Chief Executive Officer, which is held by Ms. Thomas. The Chairman of the Board presides over meetings of the Board of Directors. The Chief Executive Officer has management responsibility for the business and affairs of the Company. The Board of Directors has determined that this separation is appropriate for Secureworks and our stockholders under current circumstances because it allows for a division of responsibilities and a sharing of ideas between directors with different perspectives.
As reflected in our Corporate Governance Principles, the Board observes a number of practices to maintain effective and independent oversight of management, including the following:
•	Executive sessions without management and non-independent directors present are a standing Board agenda item at no fewer than two regular meetings of the Board each year. Executive sessions of the independent directors are held at any time requested by a majority of the independent directors. The agenda for each executive session focuses principally on whether management is performing its responsibilities in a manner consistent with the Board’s direction.
•	All Board committee members are independent directors. The committee chairs have authority to hold executive sessions without management and non-independent directors present.
Board Committees – The Board maintains three standing committees composed solely of independent directors that consist of the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. These committees assist the Board in discharging its oversight and governance responsibilities. The Board has adopted a written charter for each of the committees. These charters form an integral part of our Corporate Governance Principles. A copy of each charter can be found on Secureworks’ website at investors.secureworks.com in the Governance section under Documents & Charters. In addition to the foregoing standing committees, the Board may form additional committees from time to time for specific purposes.
The following table shows, as of May 11, 2022, the members of the Board of Directors and the standing committees of the Board to which they belong. The table also identifies the directors determined by the Board of Directors to be independent under the Nasdaq rules and our Corporate Governance Principles, which incorporate the director independence requirements of the Nasdaq rules.
Name	Independent	Audit Committee	Compensation Committee	Nominating and Governance Committee
Pamela Daley	✔	✔		Chair
Michael S. Dell
Kyle Paster
Mark J. Hawkins	✔	Chair	✔
Yagyensh C. (Buno) Pati	✔	✔	Chair	✔
Wendy K. Thomas
Descriptions of the primary responsibilities of each standing committee are set forth below. Additional information about the responsibilities of each of the committees can be found in each committee’s charter.
Audit Committee
The Audit Committee is composed entirely of directors who satisfy the standards of independence for independent directors under Nasdaq rules as well as additional independence standards applicable to audit committee members established in accordance with Rule 10A-3 under the Exchange Act and Nasdaq standards applicable to the independence of audit committee members. The Board of Directors has further determined that Mr. Hawkins meets the financial sophistication requirement for audit committee service under Nasdaq rules and is an “audit committee financial expert” within the meaning of the applicable SEC rules. The Board also has determined that each Audit Committee member meets the financial literacy requirement for audit committee members established under Nasdaq rules.
The Audit Committee’s primary responsibilities include, among other matters:
•	reviewing with our independent registered public accounting firm the scope and results of the firm’s annual audit of our financial statements;
•	overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we file with the SEC;
•	overseeing and discussing with management the policies and guidelines to govern the process by which risk assessment and risk management, including legal and regulatory risk, is undertaken;
•
overseeing our compliance with legal and regulatory requirements, including, among others, compliance with federal banking laws and regulations applicable to us in connection with the solutions we provide to financial institutions regulated by the member agencies of the Federal Financial Institutions Examination Council, including that agency’s examination of the Company;

•
reviewing our accounting and financial reporting policies and practices and accounting controls, including any analysis prepared by management and/or the independent audit firm to address any significant issues;

•
reviewing with our management the scope and results of management’s evaluation of our disclosure controls and procedures and management’s assessment of our internal control over financial reporting, including the related certifications to be included in the periodic reports we file with the SEC;

•
establishing adequate procedures for the confidential or anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters, or other ethics or compliance issues; and

•	monitoring the compliance by our directors and executive officers with our Code of Conduct.
The Audit Committee also appoints, retains, compensates and oversees the Company’s independent registered public accounting firm and pre-approves all audit and permissible non-audit services to be performed by that firm that are required to be approved by the Company’s policies and SEC rules. Further, in conjunction with the mandatory rotation of the audit firm’s lead engagement partner or the partner responsible for reviewing the audit, the Audit Committee and its chair oversee the selection and evaluation of the independent registered public accounting firm’s new lead engagement partner.
Compensation Committee
Although we are not required to maintain a compensation committee composed solely of independent directors due to our status as a controlled company under the Nasdaq rules, our Board of Directors has determined that each member of our Compensation Committee is independent under the standards of independence for independent directors under Nasdaq rules as well as additional independence standards applicable to compensation committee members established under SEC and Nasdaq rules.
The Compensation Committee’s primary responsibilities include, among other matters:
•	annually reviewing and approving our executive compensation plans, programs and policies;
•	annually reviewing and recommending all forms of compensation for our Chief Executive Officer for approval by the Board of Directors;
•	annually reviewing and approving all forms of compensation for our other executive officers;
•	evaluating the need for, and provisions of, employment contracts or severance arrangements for our executive officers;
•	acting as administrator of our equity-based and other incentive plans;
•
reviewing the compensation of our non-employee directors for service on the Board of Directors and its committees at least once each year and recommending any changes to such compensation to the Board of Directors;

•
reviewing and (except in the case of our Chief Executive Officer) approving our management succession plan, and discussing with the full Board the succession plan and the Company’s leadership development strategies and executive retention and diversity strategies, in each case at least annually; and

•
monitoring summary data concerning employees of the Company and its subsidiaries and overseeing the Company’s policies and practices with respect to human capital management and diversity, equity and inclusion.

Subject to applicable legal requirements, the Compensation Committee may delegate authority to undertake any of its responsibilities to a subcommittee consisting of one or more of its members. The committee did not delegate authority to a subcommittee in Fiscal 2022.
In addition, the Compensation Committee may delegate its authority under the SecureWorks Corp. 2016 Long-Term Incentive Plan to the Chief Executive Officer or any other officer of the Company, subject to specified exceptions and applicable law. These exceptions provide, among other matters, that the Compensation Committee may not delegate to any officer the authority to make awards under the plan to the Company’s directors or executive officers or to interpret the terms of the plan or any award agreement. The Compensation

Committee has delegated to the Chief Executive Officer authority to make offers of equity-based awards under the plan to individuals who are not executive officers or senior vice presidents who report to the CEO, up to a specified number of shares annually, which awards become effective only upon subsequent approval by the Compensation Committee. In addition, the Committee has authorized the Chief Executive Officer to delegate to the Company’s Chief Legal and Administrative Officer any or all of the authority to make offers of equity-based awards delegated to the Chief Executive Officer by the Committee as described above, subject to compliance by the Chief Legal and Administrative Officer with the requirements established by the Committee.
The Compensation Committee also may delegate some or all of its authority under the SecureWorks Corp. Amended and Restated Incentive Bonus Plan, or the Incentive Bonus Plan, to our management employees, except with respect to determinations regarding our executive officers. Determinations under the Incentive Bonus Plan regarding our Chief Executive Officer are made by the Board of Directors upon the recommendation of the Compensation Committee. Determinations under the Incentive Bonus Plan regarding our other executive officers and other senior vice presidents who report to the CEO are made by the Compensation Committee. The Compensation Committee has delegated certain aspects of its authority under the Incentive Bonus Plan to our Chief Executive Officer and our Chief Legal and Administrative Officer to make specified determinations with respect to other eligible employees. For additional information about the Incentive Bonus Plan and the SecureWorks Corp. 2016 Long-Term Incentive Plan, see “Compensation Discussion and Analysis – Individual Compensation Components – Annual Bonus Plan – Amended and Restated Incentive Bonus Plan” and “Compensation of Executive Officers – Stock Incentive Plan.”
The Compensation Committee engaged Frederic W. Cook & Co., Inc., an independent consultant, to perform services for the committee in Fiscal 2022, which included advice on the amount and form of executive and director compensation and the provision of market and peer company compensation data and analysis. Frederic W. Cook & Co., Inc. was engaged directly by the committee and does not provide services to our management or other services to the Company.
Our Chief Executive Officer provides the Compensation Committee with recommendations on the total compensation opportunities for all other executive officers and other senior vice presidents who report to the CEO and her views regarding (1) the individual performance of those individuals in connection with the committee’s determination of amounts to be paid under our annual incentive bonus and equity-based long-term incentive programs and (2) the performance goals used to assess our financial performance under those programs.
Nominating and Governance Committee
Although we are not required to maintain a nominating committee composed solely of independent directors due to our status as a controlled company under Nasdaq rules, our Board of Directors has determined that each member of our Nominating and Governance Committee is independent under those rules.
The Nominating and Governance Committee’s primary responsibilities include, among other matters:
•	identifying and evaluating potential candidates to be considered for appointment or election to the Board of Directors, including the consideration and inclusion of diverse candidates;
•	making recommendations to the Board of Directors regarding the selection and approval by the Board of nominees to be submitted for election by a stockholder vote;
•	monitoring and reviewing any issues regarding the independence of our non-employee directors or involving potential conflicts of interest affecting these directors;
•	reviewing the Board’s committee structure and composition and making recommendations annually to the Board of Directors regarding the appointment of directors to serve as members of each committee;
•	reviewing our Corporate Governance Principles at least annually and recommending any changes to these principles to the Board of Directors;
•	reviewing, overseeing, approving, ratifying or disapproving any transactions with related persons in accordance with Secureworks’ policy relating to these transactions;
•	periodically reviewing and approving changes to our Code of Conduct and other policies with respect to legal compliance, conflicts of interest and ethical conduct; and
•	overseeing the development and implementation of policies and management systems relating to environmental, social and governance issues to ensure compliance with applicable law and best practices.

The Nominating and Governance Committee’s policies and processes for identifying, evaluating and recommending director candidates for approval by the Board of Directors, including candidates recommended by stockholders, are described under “Additional Information – Director Nomination Process.”
Compensation Committee Interlocks and Insider Participation – No member of the Compensation Committee is or has been an officer or employee of Secureworks. None of our executive officers served on the board of directors or compensation committee (or other committee serving an equivalent function) of any other entity that has or had one or more executive officers who served as a member of the Board of Directors or the Compensation Committee during Fiscal 2022.
Board Risk Oversight – The Board oversees and maintains Secureworks’ governance and compliance processes and procedures to promote the conduct of Secureworks’ business in accordance with applicable laws and regulations and with the highest standards of responsibility, ethics and integrity. The Board also is responsible for overseeing the assessment, management and mitigation of risks facing the Company. An analysis of strategic and operational risks is presented to the Board in reports submitted on a regular basis by the Chief Executive Officer, the Chief Financial Officer, the Chief Legal and Administrative Officer and the chair of each of the Board’s standing committees. Directors also have complete and open access to all Secureworks employees and are free to communicate, and do communicate, directly with management.
The Board of Directors discharges its risk oversight responsibilities in part through its committees, including the following specific areas of risk.
•
The Audit Committee is responsible for the oversight of risk policies and risk assessment monitoring and mitigation measures relating to Secureworks’ financial statements and financial reporting, major information technology risk exposures (including cybersecurity risks) and compliance risk. The Audit Committee reviews and discusses with senior members of management and Secureworks’ independent registered public accounting firm significant risks to Secureworks and the steps management has taken or plans to take to minimize or manage such risks. The Audit Committee generally meets in executive session with members of senior management, where necessary, and the independent registered public accounting firm at regular meetings of the committee.

•
The Compensation Committee oversees the assessment and management of risks associated with succession planning and leadership development and with our compensation plans and arrangements. In this role, the Compensation Committee evaluates the effect that Secureworks’ incentive compensation arrangements may have on risk decisions and reviews the relationship between risk management practices and compensation.

•	The Nominating and Governance Committee oversees the assessment and management of risks related to Secureworks’ governance structure and process.
The committees report regularly to the Board on matters relating to their risk oversight activities.
Although the Board of Directors is responsible for risk oversight, management is responsible for risk management. Secureworks seeks to maintain an effective internal control environment and has processes to identify and manage risk, including through a committee composed of members of management that exercises oversight of the various risk monitoring and controls processes across the Company. These include an annual risk assessment process that supports the annual internal audit plan. Secureworks also maintains and enforces a Code of Conduct, a Code of Ethics for Senior Financial Officers and an ethics and compliance program.
CEO Succession Planning; Leadership Development – The Board of Directors has the responsibility to ensure that the leadership of Secureworks meets the needs of the Company now and can meet those needs in the future. The Board of Directors reviews succession planning for the CEO at least annually. The Board (upon the recommendation of the Compensation Committee, where applicable):
•	maintains a plan to address any unexpected short-term absence of the CEO and identifies candidates who could act as interim CEO in the event of any such unexpected absence; and
•	identifies potential successors to the CEO and, for internal candidates, reviews each candidate’s performance and development plan against the criteria and profile for the CEO role.

The Compensation Committee reviews and, except in the case of the CEO, approves the Company’s management succession plans and leadership development strategies. The CEO reviews the annual performance of each member of the management team with the Compensation Committee, which engages in a discussion with the CEO and the Chief Legal and Administrative Officer regarding each team member and that team member’s development.
Meetings and Attendance – During Fiscal 2022, the full Board of Directors met four times, the Audit Committee met nine times, the Compensation Committee met five times, and the Nominating and Governance Committee met one time. In Fiscal 2022, each member of the Board of Directors who served as a director during Fiscal 2022 attended at least 75% of the total number of the meetings of the Board of Directors and each Board committee held during the period in which such member served as a director of Secureworks or as a member of such committee.
Our policy is that each director is encouraged to attend our annual meeting of stockholders each year. All six of our directors then serving on the Board of Directors attended last year’s annual meeting held on June 21, 2021.
Communications with Directors – Our stockholders may send communications to the Board as a whole, the independent directors as a group, any Board committee or any individual member of the Board. Any stockholder who wishes to send such a communication may obtain the appropriate contact information at Secureworks_Board_of_Directors@secureworks.com.
In addition, any person who has a concern about our conduct, accounting, financial reporting, internal controls or auditing matters may communicate that concern directly to our independent directors or to the Audit Committee (through the committee chair). These communications should be sent c/o Global Ethics and Compliance Office or to the Corporate Secretary at SecureWorks Corp., One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328, and may be made on a confidential and anonymous basis. All such concerns will be forwarded to the appropriate directors for their review and will be simultaneously reviewed and addressed by the Global Ethics and Compliance Office through the same process our management uses to address other concerns.
The status of all outstanding concerns addressed to the independent directors or the Audit Committee will be reported to the full Board of Directors on a quarterly basis. The independent directors or the Audit Committee may undertake special action, including the retention of outside advisors or counsel, with respect to any concern addressed to them. Our Code of Conduct prohibits any employee from retaliating against any person who, with a reasonable basis, raises concerns or participates in the Company’s ethics process.
Director Compensation
Our Board of Directors has adopted a compensation policy for our independent directors that we believe enables us to attract and retain qualified directors, provides them with compensation at a level that is consistent with our compensation objectives and encourages their ownership of our Class A common stock to further the alignment of their interests with the interests of our stockholders. In accordance with the independent director compensation policy in effect for Fiscal 2022, our compensation program for independent directors included the following elements:
•	an annual cash retainer of $35,000;
•	an additional annual cash retainer for service as a member (but not chair) of the Audit, Compensation or Nominating and Governance Committee of $10,000, $6,000 or $4,000, respectively;
•	an additional annual cash retainer for service as chair of the Audit, Compensation or Nominating and Governance Committee of $20,000, $12,000 or $8,000, respectively;
•
an initial equity retainer upon the director’s appointment to the Board of Directors, in the form of a restricted stock unit, or RSU, award, with a value of $400,000 that will settle in shares of our Class A common stock and that will vest as described below; and

•	an annual equity retainer with a value of $180,000 in each year of service, in the form of an RSU award that will vest as described below.

Effective as of March 15, 2022, and upon the recommendation of our Compensation Committee, our Board of Directors approved the following changes to our compensation policy for independent directors:
•
independent directors will be able to elect to receive all or a portion of each of the (1) annual cash retainer, (2) cash retainer for service as a member (but not chair) of a committee and (3) cash retainer for service as chair of a committee in the form of (a) a deferred stock unit, or DSU, award that settles in shares of Class A common stock in the manner described below, (b) shares of Class A common stock or (c) cash, or a combination thereof;

•	independent directors will be able to elect to receive all or a portion of the annual equity retainer in the form of a DSU award or in the form of an RSU award, or a combination thereof;
•	the amount of the annual cash retainer was increased from $35,000 to $40,000; and
•	the value of the annual equity retainer was increased from $180,000 to $200,000.
All of the equity-based awards to our independent directors are granted under the SecureWorks Corp. 2016 Long-Term Incentive Plan, as it may be amended from time to time. Each equity-based award vests in full on the first anniversary of the grant date, subject to the director’s continued service, except that (1) the initial equity retainer award of RSUs will vest, subject to the director’s continued service, in three equal annual installments beginning with the first anniversary of the grant date and (2) DSU awards will settle on the earlier of the termination of the applicable director’s Board service for any reason and a change in control of SecureWorks Corp.
An independent director elected to the Board of Directors, other than through election at an annual meeting of stockholders, will be awarded (1) a pro-rated portion of each applicable annual cash retainer (including pro-rated fees for committee service and service as a committee chair), (2) at the discretion of the Board of Directors, a pro-rated annual equity retainer, and (3) the full amount of the initial equity retainer.
The Board of Directors determines fees payable to our independent directors for service on ad hoc committees of the Board. In addition, we reimburse our directors for their reasonable expenses incurred in attending meetings of our Board of Directors or committees.
The retainers, fees and grants provided for under our independent director compensation policy may be modified or adjusted from time to time as determined by the Board of Directors on the recommendation of the Compensation Committee.
We also provide our directors with liability insurance coverage for their activities as directors. Our bylaws provide that all directors are entitled to indemnification and advancement of expenses from us to the fullest extent permitted by Delaware law. We have entered into indemnification agreements with our directors to afford them contractual assurances regarding the scope of their indemnification and to provide procedures for the determination of a director’s right to receive indemnification.

The following table sets forth the compensation earned by or paid to our independent directors for Fiscal 2022.
Fiscal 2022 Director Compensation
Name	Fees earned or paid in cash(1) ($)	Stock awards(2)(3) ($)	Option awards(3) ($)	Total ($)
Pamela Daley	53,000	179,998	—	232,998
Mark J. Hawkins	61,000	179,998	—	240,998
Yagyensh C. (Buno) Pati	61,000	179,998	—	240,998
(1)	Amounts reported in this column include compensation for committee service during Fiscal 2022.
(2)
Amounts reported in this column reflect the aggregate grant date fair value of each RSU award granted to the director during Fiscal 2022, computed in accordance with FASB ASC Topic 718. These awards represent annual equity retainer awards in the form of RSUs that settle in shares of Class A common stock. The assumptions used by us in calculating these amounts are incorporated herein by reference to Note 11 to our consolidated financial statements in our Annual Report on Form 10-K for Fiscal 2022, filed with the SEC on March 23, 2022.

(3)
The table below sets forth the aggregate number of unexercised stock option awards and the aggregate number of unvested stock awards (in the form of RSUs) held by each of our independent directors that were outstanding as of January 28, 2022.

Name	Aggregate number of option awards outstanding at fiscal year end	Aggregate number of stock awards outstanding at fiscal year end
Pamela Daley	48,143	8,314
Mark J. Hawkins	48,143	8,314
Yagyensh C. (Buno) Pati	49,916	8,314

PROPOSAL 2 – RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors is asking stockholders to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP, or PwC, as Secureworks’ independent registered public accounting firm for the fiscal year ending February 3, 2023, or Fiscal 2023.
PwC is a registered independent public accounting firm and has served as Secureworks’ independent registered public accounting firm since 2014. Although current law, rules and regulations, as well as the Audit Committee’s charter, require Secureworks’ independent registered public accounting firm to be engaged, retained and supervised by the Audit Committee, the Board considers the selection of an independent registered public accounting firm to be an important matter of stockholder concern and considers a proposal for stockholders to ratify such selection to be an opportunity for stockholders to provide direct feedback to Secureworks on an important issue of corporate governance. If stockholders do not ratify the selection of PwC, the Audit Committee will take the vote into consideration in determining whether to retain PwC and whether to engage the firm in future years, but may continue to retain PwC. If the appointment is ratified by stockholders, the Audit Committee in its discretion nevertheless may change the appointment at any time during the current fiscal year if it determines that a change would be in the best interests of the Company and its stockholders.
Representatives of PwC are expected to be present at the annual meeting and available to respond to appropriate questions, and they will have an opportunity to make a statement if they desire to do so.
The Board unanimously recommends a vote “FOR” the ratification of PwC as Secureworks’ independent registered public accounting firm for Fiscal 2023.
In addition to retaining PwC to conduct an independent audit of the consolidated financial statements, Secureworks engages PwC from time to time to perform other permissible services. The following table sets forth all fees incurred in connection with professional services rendered to Secureworks by PwC for fiscal year ended January 28, 2022, or Fiscal 2022, and the fiscal year ended January 29, 2021, or Fiscal 2021.
Independent Registered Public Accounting Firm Fees
Fee Type	Fiscal 2022 ($)	Fiscal 2021 ($)
Audit Fees(a)	2,373,000	1,950,000
Audit-Related Fees(b)	—	160,000
Tax Fees	—	—
All Other Fees	—	—
Total	2,373,000	2,110,000
(a)
This category includes fees incurred for professional services rendered in connection with the audit of the annual financial statements, review of the quarterly financial statements and services that are normally provided in connection with statutory audits of international subsidiaries.

(b)
This category includes fees incurred for professional services in connection with Secureworks’ preparation for compliance with Section 404(b) of the Sarbanes-Oxley Act of 2002, which is now applicable as of Fiscal 2022.

The Audit Committee pre-approved performance by PwC of the foregoing services that were required to be pre-approved under SEC rules. The Audit Committee has adopted a policy requiring pre-approval by the committee of all audit and non-audit services to be provided by Secureworks’ independent registered public accounting firm, other than pursuant to a limited exception provided under SEC rules. In accordance with that policy, the Audit Committee has given its approval for the provision of audit services by PwC for Fiscal 2023, including audit fees, and has given its approval for up to one year in advance for the provision by PwC of particular categories or types of audit-related, tax and other permitted non-audit services. With respect to circumstances in which the provision of any services is not covered by one of those approvals, the Audit Committee has delegated authority to the chair of the Audit Committee or other designated members of the Audit Committee to pre-approve PwC’s services. Any pre-approvals granted under this delegated authority must be communicated to the full Audit Committee.

PROPOSAL 3 – ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
In this Proposal 3, in accordance with Section 14A of the Exchange Act and the SEC’s rules thereunder, the Board of Directors is asking stockholders to approve, on a non-binding, advisory basis, the compensation of Secureworks’ named executive officers as disclosed in this proxy statement, in the Compensation Discussion and Analysis, the compensation tables and the accompanying narrative disclosures beginning on page 27.
The Board of Directors unanimously recommends a vote “FOR” approval of Secureworks’ compensation of its named executive officers as disclosed in this proxy statement.
As described below in the sections of this proxy statement under “Compensation Discussion and Analysis” and “Compensation of Executive Officers,” the Compensation Committee has structured Secureworks’ executive compensation program to emphasize long-term, performance-dependent pay to motivate and reward long-term value creation for Secureworks’ stockholders. Secureworks’ executive compensation program has a number of features designed to ensure adherence to the Company’s pay-for-performance philosophy.
The Board of Directors encourages stockholders to read the Compensation Discussion and Analysis below, which describes in detail how Secureworks’ executive compensation practices operate and are designed to achieve Secureworks’ core executive compensation objectives. The Board also encourages stockholders to review the Fiscal 2022 Summary Compensation Table and other compensation tables and the narrative disclosures accompanying the tables appearing under “Compensation of Executive Officers,” which provide detailed information about the compensation of our named executive officers. The Compensation Committee and the Board of Directors believe that the compensation practices described in the Compensation Discussion and Analysis are effective in achieving Secureworks’ core executive compensation objectives and that the compensation of its named executive officers as disclosed in this proxy statement reflects and supports the appropriateness of Secureworks’ executive compensation philosophy and practices.
In accordance with Section 14A of the Exchange Act and the SEC’s rules thereunder, Secureworks is asking stockholders to approve this proposal by approving the following non-binding resolution:
RESOLVED, that the compensation paid to Secureworks’ named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.
A vote on this resolution, commonly referred to as a Say-on-Pay resolution, is not binding on the Compensation Committee or the Board of Directors. Although the vote is advisory in nature and non-binding, the Compensation Committee and the Board of Directors value the views of the Company’s stockholders and will take the outcome of the advisory vote into account when considering future executive compensation matters.

PROPOSAL 4 – ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
In Proposal 3, the Board of Directors is asking stockholders to vote, on a non-binding, advisory basis, to approve the compensation of Secureworks’ named executive officers as disclosed in this proxy statement. Secureworks is required under Section 14A of the Exchange Act and the SEC’s rules thereunder to hold this advisory Say-on-Pay vote at least once every three years and to hold an advisory vote regarding the frequency with which Say-on-Pay votes will be included in the Company’s annual proxy statement at least once every six years. In accordance with these requirements, the Board of Directors is asking stockholders in this Proposal 4 to vote, on a non-binding, advisory basis, on whether future advisory votes on named executive officer compensation should occur every 1 year, every 2 years or every 3 years (sometimes referred to as “Say-on-Pay Frequency”).
The Board of Directors unanimously recommends that stockholders vote “FOR” “Every 1 year” as the frequency with which Secureworks should hold a stockholder advisory vote to approve the compensation of its named executive officers as disclosed in the Company’s annual proxy statement.
After careful consideration, the Board of Directors has determined to recommend that future advisory votes on named executive officer compensation occur every 1 year (annually). Although Secureworks’ executive compensation program is designed to promote a long-term connection between pay and performance, the Company’s public disclosures on executive compensation are made annually. The Board of Directors has considered that an advisory vote on named executive officer compensation annually will allow stockholders to provide more immediate feedback on Secureworks’ compensation philosophy, objectives and practices as disclosed in the Company’s annual proxy statement.
Stockholders are not voting in this proposal to approve or disapprove the Board’s recommendation. Stockholders will be able to specify one of the following four choices for this proposal on the proxy card or voting instruction form:
•	a Say-on-Pay advisory vote every 1 year;
•	a Say-on-Pay advisory vote every 2 years;
•	a Say-on-Pay advisory vote every 3 years; or
•	abstention from voting.
Generally, a proposal presented to stockholders, such as Proposal 4, will be approved by the affirmative vote of holders of a majority of the voting power of the shares of common stock present or represented by proxy at the annual meeting and entitled to vote on the proposal. However, because the vote on this proposal is not binding on the Board of Directors or Secureworks, if none of the specified frequency options – every 1 year, every 2 years or every 3 years – receives the affirmative vote of holders of a majority of the voting power of the shares present or represented by proxy, the option receiving the greatest number of votes will be considered the frequency preferred by the stockholders.
Although this vote is not binding on the Board of Directors, the Board will consider the outcome of this vote in making a determination on the frequency with which advisory votes on named executive officer compensation will be included in the Company’s annual proxy statement. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board in the future may decide to conduct advisory votes on a more or less frequent basis.
Following the annual meeting, the Board of Directors will make its frequency determination and disclose that determination to stockholders in a current report on Form 8-K.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth certain information about our equity compensation plans as of the end of Fiscal 2022.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column)
Equity compensation plans approved by security holders	4,088,426(1)	$14.00(2)	5,091,131(3)
Equity compensation plans not approved by security holders	—	—	—
Total:	4,088,426	$14.00	5,091,131
(1)
Represents, as of the end of Fiscal 2022, the aggregate number of shares of Class A common stock that were issuable upon the exercise or settlement of 161,925 outstanding options and 3,926,501 outstanding RSUs granted under the plan.

(2)	Weighted-average exercise prices do not reflect shares issuable in connection with the settlement of RSUs, as RSUs have no exercise price.
(3)
Represents, as of the end of Fiscal 2022, the aggregate number of shares of Class A common stock that were available for future issuance in connection with grants of options, stock appreciation rights, restricted stock, RSUs, deferred stock units, unrestricted stock, dividend equivalent rights and other equity-based awards under the plan.

COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Board of Directors of SecureWorks Corp. for the fiscal year ended January 28, 2022, has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K. Based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into SecureWorks Corp.’s annual report on Form 10-K for the fiscal year ended January 28, 2022.
COMPENSATION COMMITTEE

Yagyensh C. (Buno) Pati, Chair
Mark J. Hawkins

COMPENSATION DISCUSSION AND ANALYSIS
Introduction
This Compensation Discussion and Analysis is intended to provide our stockholders with an understanding of Secureworks’ compensation philosophy and principles, and the compensation paid for Fiscal 2022 to our named executive officers.
Secureworks’ compensation structure is designed to attract, retain and reward high-performing executives capable of achieving Secureworks’ long-term financial goals and strategic objectives. The composition of Secureworks’ compensation program is focused on Company and individual performance by using long-term incentive awards and performance-based compensation. Secureworks believes that its compensation philosophy, strategy and structure align the interests of our named executive officers with the interests of our stockholders.
Named Executive Officers
Effective September 3, 2021, the position of Chief Executive Officer, or CEO, transitioned from Michael R. Cote to our President and Senior Vice President of Customer Success, Wendy K. Thomas. Our named executive officers for Fiscal 2022 consisted of the following:
Name	Title
Wendy K. Thomas	President and Chief Executive Officer
Paul M. Parrish	Chief Financial Officer
Michael R. Cote	Chief Executive Officer (former)
The foregoing individuals were the only persons serving as executive officers during Fiscal 2022. In the first quarter of Fiscal 2023, we designated an additional executive officer.
Highlights of Fiscal 2022 Performance
In Fiscal 2022, Secureworks continued its transition to, and expansion of, the Taegis cloud-native security platform and customer base. Taegis is designed with a Big Data plus Fast Data, cloud-native architecture and is optimized to deliver comprehensive answers to security challenges and allow for expanded visibility and timely detection.
Our Fiscal 2022 financial results included the following highlights:
•	Taegis revenue grew 167% to $85.6 million from $32.1 million in Fiscal 2021.
•	Net revenue was $535.2 million, a decrease of 4.6% from net revenue of $561.0 million in Fiscal 2021, reflective of our continued shift to higher-margin business.
•	Gross profit was $318.1 million, compared with $318.9 million in Fiscal 2021. Non-GAAP gross profit increased to $335.3 million from $334.8 million in the prior fiscal year.
•	Gross margin was 59.4%, compared with 56.8% in Fiscal 2021. Non-GAAP gross margin was 62.6%, compared with 59.7% in the prior fiscal year.
•
Net loss was $39.8 million, or $0.48 per share, compared with $21.9 million, or $0.27 per share, in Fiscal 2021. Non-GAAP net income was $8.7 million, or $0.11 per share, compared with net income of $17.9 million, or $0.22 per share, in the prior fiscal year.

•	Adjusted EBITDA was $18.6 million, compared with $33.2 million in Fiscal 2021.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP net income and adjusted EBITDA are non-GAAP financial measures provided as a supplement to the results presented in our financial statements in accordance with accounting principles generally accepted in the United States of America, or GAAP. A reconciliation of the foregoing non-GAAP financial measures to the most comparable financial measures calculated in accordance with GAAP is set forth in Annex A to this proxy statement.
Fiscal 2022 Executive Compensation Highlights
•	In June 2021, we announced that Mr. Cote would be retiring from his position as Chief Executive Officer of the Company and that Ms. Thomas would assume that role effective September 3, 2021. At that time, we entered into a severance agreement and release with Mr. Cote and announced an adjustment of the salary and bonus opportunity of Ms. Thomas. Ms. Thomas also was awarded a special equity grant in connection with her assumption of the Chief Executive Officer role.
•
In July 2021, Mr. Parrish received a grant of performance-based and time-based equity awards supplemental to his annual grant to ensure a competitive compensation opportunity and to secure his continued service in the key role of Chief Financial Officer.

•
After the end of Fiscal 2022, our Compensation Committee determined, based on our financial performance for the year, that the corporate modifier applicable to both cash and equity awards granted to our named executive officers during the fiscal year would be 70.8%.

Executive Compensation Philosophy, Core Objectives and Practices
The Compensation Committee of the Board of Directors is composed of Buno Pati, who serves as Chair, and Mark Hawkins. References to the “Committee” in this Compensation Discussion and Analysis and “Compensation of Executive Officers” below refer to the Compensation Committee.
To promote the alignment of the interests of our executive officers with the interests of our stockholders, and to advance our long-term business strategy and manage risk, we:
•	structure our executive compensation to focus on driving the Company’s strategic revenue growth and long-term value;
•	link Company and individual performance through compensation based on achievement of our financial goals and strategic objectives;
•
conduct an annual compensation review and risk assessment to ensure that our executive compensation strategy aligns individual performance with the Company’s long-term business strategy and discourages excessive risk-taking at the expense of long-term results;

•	provide compensation opportunities, including cash and equity incentives, that are competitive with those offered by companies with which Secureworks competes for executive talent;
•	engage an independent compensation committee advisor to support the Committee in its executive compensation determinations; and
•	maintain an independent Compensation Committee composed solely of independent directors with industry knowledge and experience.
Consistent with our compensation philosophy and objectives, we do not:
•	guarantee annual base salary increases or annual bonuses;
•	provide for single-trigger vesting of equity or other payments in connection with a change in control;
•	permit hedging or pledging of our stock;
•	permit short-selling of our stock; or
•	provide dividend equivalents on unvested equity awards.
Executive Compensation Overview
Elements of Total Compensation Package – The primary components of the Secureworks compensation program for named executive officers consist of base salary, annual incentive bonuses, equity incentives that are both time-based and performance-based and limited benefits and perquisites. Secureworks aligns executive compensation practices with the competitive market and evaluates each executive officer individually, which includes considering such factors as individual level of responsibility as well as internal pay equity considerations.
Compensation Consultants – Under its charter, the Committee has the authority to select, retain and obtain the advice of compensation consultants and such other advisers as it considers necessary or appropriate to fulfill its duties and responsibilities. Pursuant to this authority, the Committee has engaged a compensation consultant, Frederic W. Cook & Co., Inc., or FW Cook, to provide independent analysis and recommendations on executive compensation matters, including information regarding competitive market practices, trends and advice on the design and structure of the executive compensation program. FW Cook attends the meetings of the Committee and provides updates on compensation best practices, regulatory issues and industry developments. FW Cook also communicates with the Committee Chair outside of regular meetings on an as-needed basis.
The Committee has evaluated the independence of FW Cook by considering the requirements adopted by Nasdaq and the SEC, and it has determined that FW Cook is independent and its work is free of any conflicts of interest. As a part of that determination process, FW Cook supplied the Committee with written confirmation of FW Cook’s assessment of its independence and existence of any conflicts of interest pursuant to Nasdaq and SEC rules.
Process for Evaluating and Determining Named Executive Officer Compensation – Secureworks conducts a thorough evaluation of the performance of each named executive officer annually based on objective and subjective factors and then makes a recommendation to the Committee regarding such officer’s compensation for the current year. Following input from management, including the human resources team, the Committee determines the individual cash compensation elements and associated amounts as well as the equity award value for each named executive officer (other than the Chief Executive Officer, for whom the Committee makes a recommendation to the Board of Directors). When making individual compensation decisions for an executive officer, the Committee considers a variety of factors, including:
•	the annual performance of Secureworks as well as the performance of the executive officer’s business unit;
•	the executive officer’s performance, experience and ability to contribute to Secureworks’ long-term strategic goals;
•	the historical compensation of the executive officer;
•	internal pay equity; and
•	retention considerations.
Matters regarding the Chief Executive Officer’s compensation are subject to review and approval by the Board of Directors following the evaluation and recommendation of the Committee.
Use of Competitive Market Compensation Data – The Committee believes that it is important to be informed about current market practices utilized by comparable public companies to properly assess executive compensation packages, policies and best practices utilized by similarly-situated organizations. During Fiscal 2021, FW Cook proposed, and the Committee approved, a group of companies that would be appropriate peers based on the Company’s industry, focus and size. Based on input from the Committee, FW Cook compiled a list of software companies that have similar size and complexity. The resulting peer group used by the Committee in making executive pay decisions for Fiscal 2022 consisted of the following companies:
A10 Networks, Inc.	Palo Alto Networks, Inc.
Blackberry Limited	Proofpoint, Inc.
Commvault Systems, Inc.	Qualys, Inc.
CrowdStrike Holdings, Inc.	Rapid7, Inc.
FireEye, Inc.	Splunk Inc.
Forescout Technologies	Varonis Systems, Inc.
Fortinet, Inc.	Verint Systems Inc.
OneSpan Inc.	Zscaler, Inc.
Using market data compiled by FW Cook from peer companies, FW Cook completed and reviewed the Company’s executive compensation program to inform the Committee’s determination regarding executive compensation for Fiscal 2022. The market data included reference points with respect to base salary, annual performance bonuses, equity awards, total cash compensation and target total direct compensation. The Committee also considered other factors described above in “– Process for Evaluating and Determining Named Executive Officer Compensation.”

In light of the Company’s strategic transition to providing SaaS-based software services, we modified our peer group in Fiscal 2022 to review other SaaS-based software companies with similar revenue and market capitalization in order to make executive pay decisions for Fiscal 2023.
Compensation Risk Oversight – The Committee has undertaken a review of the Company’s material compensation processes, policies and programs for all employees across the following categories: compensation mix; short-term and long-term incentive plan design; performance measures; clawback and recoupment policies; severance or change-in-control policies under the executive compensation programs; and oversight. Based on its review, the Committee has determined that those processes, policies and programs do not encourage unnecessary or excessive risk, manipulation of financial measures to impact personal financial rewards or behavior that focuses on short-term results at the expense of long-term value creation.
Consideration of Say-on-Pay Results – We value our stockholders’ continued interest and feedback. We are committed to maintaining an active dialogue to understand the priorities and concerns of our stockholders on the topic of executive compensation and corporate governance. We believe ongoing engagement and communication builds mutual trust and understanding.
We have previously filed our proxy statement under the reduced reporting rules applicable to emerging growth companies. As of the close of Fiscal 2022, we ceased to be an emerging growth company and are now required by Section 14A of the Exchange Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act to take an advisory vote on the compensation of our named executive officers, as disclosed in this proxy statement (commonly referred to as a “say-on-pay” vote). Our Committee will review the results of the say-on- pay vote taken at the upcoming 2022 Annual Meeting and consider the feedback on our executive compensation program provided by our stockholders.
Individual Compensation Components
Base Salary
We use base salary to attract and retain talented executive officers needed to manage the business. Base salaries for each named executive officer (other than the Chief Executive Officer) are determined annually by the Committee, and no increases are guaranteed. The base salaries of our named executive officers vary based on each named executive officer’s level of responsibility, performance, experience, retention considerations, historical compensation, industry practice among our peers and internal equity considerations.
Ms. Thomas’s base salary was set at an annual rate of $500,000 effective June 3, 2021, when the announcement of her appointment to CEO was made. Her salary was pro-rated through the end of the fiscal year. Ms. Thomas’s base salary is subject to annual review by the Committee and must be approved by the Board of Directors.
Mr. Cote’s salary, which also was recommended by the Committee and approved by the Board of Directors, was paid through the September 3, 2021 effective date of his retirement as Chief Executive Officer. Mr. Parrish’s salary remained unchanged in Fiscal 2022 from the amount set at the commencement of his employment on December 9, 2019.
The table below summarizes the annual base salary rate of each named executive officer at the end of Fiscal 2022.
Name	Fiscal 2022 Salary ($)
Wendy K. Thomas	500,000(1)
Paul M. Parrish	450,000
Michael R. Cote	500,000(2)
(1)
Ms. Thomas’s appointment to Chief Executive Officer, effective September 3, 2021, was announced on June 3, 2021. Her salary increase was effective June 3, 2021 and was pro-rated through fiscal year end.

(2)
Mr. Cote’s salary was paid through the September 3, 2021 effective date of his retirement as Chief Executive Officer. See “—Other Compensation Matters—Severance and Change-in-Control Arrangements Applicable to Named Executive Officers—Severance Agreement with Michael Cote” below for a discussion of Mr. Cote’s severance arrangements.

Annual Bonus Plan
In Fiscal 2022, each named executive officer was eligible to receive a payment under our Amended and Restated Incentive Bonus Plan, or IBP.
Amended and Restated Incentive Bonus Plan
The IBP provides a means for us to reward our named executive officers and other eligible employees for helping us meet or exceed our pre-defined performance goals, for delivering strong individual performance over the course of our fiscal year and for acting in a manner consistent with our mission and values.
The IBP is designed to align executive officer pay with Secureworks’ short-term financial and strategic results, while also serving to attract, retain and motivate our executive officers. The IBP is administered by the Committee. Decisions regarding our Chief Executive Officer’s incentive bonus are made by the Board of Directors upon consideration of the recommendations of the Committee.
Annual bonuses are awarded to those eligible employees who are selected to participate during our fiscal year, so long as our corporate performance goals are achieved at a level sufficient to fund the bonus pool and the eligible employee’s individual performance goals are satisfied. Eligible employees received their applicable bonuses under the IBP for Fiscal 2022.
IBP Formula
The following formula illustrates how the IBP payout is calculated based on the eligible earnings of each participant, the target incentive opportunity as a percentage of eligible earnings and the corporate and individual performance modifiers.

The Committee may consider the potential payout produced by the formula and such other factors as it deems appropriate, including significant business considerations and macroeconomic conditions, to ensure that the actual bonus payout appropriately takes into account those factors.
IBP Target Incentive Opportunity
The Committee establishes a target incentive opportunity annually for each named executive officer expressed as a percentage of eligible earnings for that fiscal year. Ms. Thomas is eligible for an annual bonus with a target opportunity equal to 100% of her base salary. For Fiscal 2022, the target annual incentives for our named executive officers were as follows:
Name	Target Annual Incentive Opportunity as % of Eligible Earnings
Wendy K. Thomas	100%
Paul M. Parrish	60%(1)
Michael R. Cote	100%(2)
(1)
Mr. Parrish’s bonus incentive opportunity increased for Fiscal 2022 to 60% from 55%. This increase was approved by the Committee based on analysis of individual performance and alignment with competitive market compensation.

(2)
Mr. Cote’s incentive bonus opportunity for Fiscal 2022 was not realized due to his retirement effective September 3, 2021, but Mr. Cote’s severance arrangements included cash compensation commensurate with a portion of this opportunity. See “—Other Compensation Matters—Severance and Change-in-Control Arrangements Applicable to Named Executive Officers—Severance Agreement with Michael Cote” below for a discussion of Mr. Cote’s severance arrangements.

IBP Corporate Performance Modifier
The Committee establishes corporate performance modifiers and target goals annually. For Fiscal 2022, the corporate performance measures were designed to drive growth and adoption for our Taegis platform. The Committee approved performance measures for Fiscal 2022 consisting of new Taegis Annual Contract Value, or ACV, and Taegis Annual Recurring Revenue, or ARR, with a possible supplemental “booster” for Gross Revenue Retention, or GRR, as those terms are defined below.
The IBP was split into two six-month performance periods for the first half and second half of the year, with each performance period achievement weighted equally and subject to the same performance measures with the respective weightings described below. Payment at year-end was based on achievement with respect to each performance period.
For Fiscal 2022, “Taegis ACV” was defined as the annual contract value of Taegis sales to new customers and Taegis cross-sales and up-sells within our existing customer base. Cross-sales and up-sells include incremental ACV from migrating existing customers from our legacy Counter Threat Platform, or CTP, to our Taegis platform. Taegis ACV was weighted at 70% of the corporate performance modifier for both six-month performance periods. “Taegis ARR” was defined as the annual value of our Taegis subscription contracts as of a particular date and includes existing customers who migrate from CTP to the Taegis platform. For both six-month performance periods, Taegis ARR was weighted at 30% of the corporate performance modifier. GRR for Fiscal 2022 was defined as the annual revenue from our existing customer base, not including any benefits from price increases. GRR is a representation of our success in retaining our existing customers. As a supplement, this measure is intended to be additive to the overall achievement for the two performance periods, and would increase, or “boost,” the modifier by 0.5% for each 1% by which Secureworks exceeds the threshold amount set by the Committee. The Committee sets the threshold and target amounts for each performance measure at levels which it expects to challenge the executive officers of Secureworks, and also retains discretion to adjust IBP measures as it determines appropriate.
For the first half of Fiscal 2022, Secureworks ended the period with $100.6 million in Taegis ARR, exceeding both the threshold and target amounts set by the Committee. For the second half of Fiscal 2022, Secureworks ended the period with $164.6 million in Taegis ARR, exceeding the threshold amount, but not reaching the Committee’s target amount. Taegis ACV for the first half of Fiscal 2022 exceeded both the threshold and target amounts for that performance period. For the second half of Fiscal 2022, the Company’s Taegis ACV was below the second half threshold amount set by the Committee. The threshold for the GRR supplemental “booster” was not achieved in either the first half or second half of Fiscal 2022, and therefore did not contribute to the calculation of the modifier. We do not disclose the threshold, target or actual amounts for Taegis ACV or for GRR, or the threshold or target amounts for Taegis ARR, because these amounts represent confidential financial information, the disclosure of which would result in competitive harm by, among other matters, providing our competitors with insight into sensitive aspects of our financial modeling, short-term and long-term forecasts and sales strategies.
As a result of the performance described above, and taking into account the relative weighting of Taegis ARR and Taegis ACV, the resulting company modifier for the named executive officers for Fiscal 2022 was 70.8%.
IBP Individual Performance Modifier
Given the potential for the executive officers to influence corporate performance, the Committee (or, in regard to our Chief Executive Officer, the Board of Directors) takes into account personal performance in determining executive officers’ bonus amounts, assigning each executive officer an individual modifier from 0% to 150% following the end of the preceding fiscal year.
In determining individual performance modifiers, the Committee or the Board, as applicable, considered such factors as achievement of financial targets for the business, cost management, strategic and transformational objectives relating to the executive officer’s business unit or function, and ethics and compliance. The Committee does not place specific weightings on any such objective, but assigns each individual executive officer an individual performance modifier based on a holistic and subjective assessment of the officer’s performance, taking into account the recommendations of the Chief Executive Officer for those individuals reporting to her.

IBP Payouts for Fiscal 2022
Name	Target IBP ($)	Corporate Modifier (%)	Individual Modifier (%)	Bonus Payment ($)
Wendy K. Thomas(1)	414,327	70.8	115	337,345
Paul M. Parrish	270,000	70.8	115	219,834
Michael R. Cote(2)	NA	NA	NA	NA
(1)
Ms. Thomas’s base salary was increased to $500,000 effective June 3, 2021. As a result, Ms. Thomas’s eligible earnings represent a combination of her salary prior to the announcement of her appointment as CEO and her salary from June 3, 2021 through the end of the fiscal year.

(2)
Mr. Cote’s incentive bonus opportunity for Fiscal 2022 was not realized due to his retirement effective September 3, 2021, but Mr. Cote’s severance arrangements included cash compensation commensurate with a pro-rated portion of this opportunity. See “—Other Compensation Matters—Severance and Change-in-Control Arrangements Applicable to Named Executive Officers—Severance Agreement with Michael Cote” below for a discussion of Mr. Cote’s severance arrangements.

For Fiscal 2022, Ms. Thomas’s award was calculated by multiplying (1) the sum of (a) her target bonus amount of 100% of her pro-rated base salary after the announcement of her appointment as Chief Executive Officer on June 3, 2021 and (b) her target bonus amount of 55% of her pro-rated base salary prior to June 3, 2021, by (2) a corporate modifier of 70.8% and by (3) an individual performance modifier of 115%, resulting in a payment of $337,345.
For Fiscal 2022, Mr. Parrish’s award was calculated by multiplying (1) his target bonus amount of 60% of base salary by (2) a corporate modifier of 70.8% and by (3) an individual performance modifier of 115%, resulting in a payment of $219,834.
Equity Incentives
Equity incentive opportunities are the most significant component of total target executive officer compensation. The provision of equity incentive opportunities is consistent with our compensation philosophy and reflects our core compensation objectives by aligning compensation with stockholders’ interests, creating a culture of meritocracy and enhancing our ability to attract and retain executive talent.
Equity grants under the 2016 Plan (as defined below) made in each of Fiscal 2020, Fiscal 2021 and Fiscal 2022 to Mr. Cote were in the form of restricted shares (subject to forfeiture) of Class A common stock and grants to Mr. Parrish and Ms. Thomas were in the form of restricted stock units that settle in shares of Class A common stock. Generally, the equity grants to our other employees consist of restricted stock units.
For Fiscal 2022, our named executive officers (other than Mr. Cote) and other senior vice presidents received a combination of time-based restricted stock units, or RSUs, and performance-based restricted stock units, or PSUs, The allocation of the annual grants for Fiscal 2022 consisted of 50% in the form of performance-based PSUs and 50% in the form of time-based RSUs. Consistent with past practice, the allocation of the annual grant for Mr. Cote consisted of 50% performance-based restricted shares (rather than PSUs) and 50% time-based restricted shares (rather than RSUs).
Ms. Thomas received her annual grant for Fiscal 2022 in March 2021. Ms. Thomas also received a special grant in June 2021 following the announcement of her promotion to Chief Executive Officer. This grant was approved by the Board of Directors, based on the Committee’s recommendation, which included consideration of market compensation practices for the chief executive role along with retention considerations. The allocation of PSUs and RSUs for the special grant was the same as the allocation for the annual grant.
Mr. Parrish received his annual grant for Fiscal 2022 in March 2021. Mr. Parrish received an additional grant of PSUs and RSUs in July 2021 to ensure a competitive compensation opportunity and to secure his continued service in a key leadership role for the Company. To ensure continued service and alignment with the Company’s Fiscal 2022 performance objectives, the allocation of PSUs and RSUs for the special grant was the same as the allocation for the annual grant.

Time-based RSUs and performance-based PSUs vest ratably over a three-year period. The number of earned PSUs, if any, are based on the levels of financial performance achieved during the first half of the Fiscal 2022 performance period (weighted 50%) plus the levels of financial performance achieved during the second half of the Fiscal 2022 performance period (weighted 50%). The financial measures for Fiscal 2022 correspond to the financial measures used for our IBP awards for Fiscal 2022. PSUs have a maximum vesting opportunity of up to 200% of the target number of shares. There is no guaranteed level of performance, so if performance is below threshold across each of the performance measures, the entire amount of PSUs could be forfeited. Restricted shares granted to Mr. Cote have substantially the same terms. We believe our use of two half-year performance periods for financial performance measures effectively aligns our executives with the Company’s short-term and long-term financial goals and adjusts for factors outside of the Company’s control.
Based on the achievement of first and second half Fiscal 2022 financial performance goals relative to targets, the corporate modifier resulted in a combined 70.8% achievement level. A corresponding number of PSUs will be eligible to vest ratably over a three-year period for Ms. Thomas and Mr. Parrish. Accordingly, Ms. Thomas’s PSUs in the amount of 173,636 units vest in three equal installments on each of the first, second and third anniversaries of the grant date (83,328 beginning on March 15, 2022 and 90,308 beginning on June 3, 2022), contingent on continued service. Mr. Parrish’s PSUs in the amount of 57,110 units vest in three equal installments on each of the first, second and third anniversaries of the grant date (40,676 beginning of March 9, 2022 and 16,434 beginning on July 26, 2022), contingent on continued service. A corresponding number of performance-based restricted shares also are eligible to vest pursuant to Mr. Cote’s Fiscal 2022 equity award, but under the terms of his severance agreement and consulting arrangement, we expect only the first tranche of such restricted shares (55,064 of 165,191 shares) to vest.
Other Compensation Components
Benefits and Perquisites
Secureworks provides limited benefits and perquisites to its executive officers. While such benefits and perquisites are not a significant part of Secureworks’ executive officer compensation on a dollar value basis, the Committee (or, with respect to the Chief Executive Officer, the Board of Directors) believes that these elements of compensation are important to delivering a competitive package to attract and retain qualified executive officers. Benefits and perquisites include those described below.
•
Annual Physical – Secureworks pays for a comprehensive annual physical for each executive officer and the executive officer’s spouse or domestic partner and reimburses the executive officer’s related travel and lodging costs, each subject to an annual maximum payment of $5,000 per person.

•
Other – The executive officers participate in Secureworks’ other benefit plans on the same terms as other employees. These plans include medical, dental and life insurance benefits, and the Secureworks 401(k) Plan. For additional information, see “Compensation of Executive Officers – Other Benefit Plans.”

Other Compensation Matters
Stock Ownership Guidelines
The Board of Directors has not adopted stock ownership requirements for our directors or executive officers. The Board of Directors and the Committee believe that the design of Secureworks’ equity compensation strategy and structure for its executive officers, including named executive officers, links the long-term interests of Company executive officers with that of its stockholders.
Policy on Hedging Transactions and Pledging of Securities
Secureworks maintains a securities trading policy that applies to our directors and employees, including our named executive officers and other officers, and prohibits certain activities relating to specified securities, as described below. The policy also generally applies to family members who reside with any director or employee, any other person who lives in the director or employee’s household, and any other family members whose transactions in securities are directed by, or subject to the influence or control of, the director or employee, as well as entities, such as a corporation, partnership or trust, controlled by the director or employee.

The activities prohibited by the policy include hedging and monetization transactions that would permit any such person to continue to own the securities without the full risks and rewards of ownership; transactions in put options, call options or other derivative securities on an exchange or in any other organized market; and the holding of the securities in a margin account or other pledging of the securities as collateral for a loan. The policy prohibits hedging and monetization transactions without considering how they are accomplished, whether through financial instruments such as prepaid variable forwards, equity swaps, collars or exchange funds or otherwise, including short sales, option positions and pledges arising from certain types of hedging transactions.
The foregoing provisions of the securities trading policy apply to transactions in all securities, including equity securities, issued by Secureworks that are held by any person covered by the policy. Equity securities subject to the policy include awards granted under equity compensation plans, as well as derivative securities that are not issued by Secureworks, such as exchange-traded put or call options or swaps relating to Secureworks’ securities.
The administrator of the policy has the discretion, on a case-by-case basis and in appropriate circumstances, to waive or modify the restrictions and prohibitions on the hedging and other transactions described above.
Recoupment Policy for Performance-Based Compensation
The Company and its Board of Directors have not adopted a recoupment policy for payments of bonuses and other cash or equity awards made to executive officers, including named executive officers, in connection with restated or amended financial results. Individual long-term incentive awards do allow for recoupment in accordance with Company policy and/or applicable law.
Severance and Change-in-Control Arrangements Applicable to Named Executive Officers
SecureWorks Corp. Amended and Restated Severance Pay Plan for Executive Employees
Our Amended and Restated Severance Pay Plan for Executive Employees, or Severance Pay Plan, generally provides for severance benefits payable to our named executive officers and other participants equal to twelve months of base salary, twelve months of subsidized COBRA coverage, six months of executive outplacement services and additional amounts equal to a portion of the value of certain outstanding short-term and long-term incentive awards. Benefits under the plan are available only in the case of a termination of employment pursuant to a workforce reduction and are offset by other severance payments.
Non-Solicitation and Non-Competition Agreements Applicable to Named Executive Officers
Each of our named executive officers has entered into a Protection of Sensitive Information, Noncompetition and Nonsolicitation Agreement, which we refer to below as the Agreement, with us.
Under the terms of the Agreement, the foregoing named executive officers shall be entitled to severance pay, which equals twelve months of his or her current base salary, payable in four substantially equal quarterly installments if the named executive officer is not terminated for Cause (as defined in the Agreement), the severance agreement is not terminated during the revocation period and the named executive officer does not resign.
Under the Agreement, “Cause” means:
•	a violation of obligations regarding confidentiality or protection of sensitive, confidential or proprietary information, or trade secrets;
•	an act or omission resulting in the named executive officer being charged with a criminal offense which constitutes a felony or involves moral turpitude or dishonesty;
•	conduct which constitutes poor performance, gross neglect, insubordination, willful misconduct or a breach of the Company’s Code of Conduct or a fiduciary duty to the Company or its shareholders; or
•
the Company determined that the named executive officer violated state or federal law relating to the workplace environment, including, without limitation, laws relating to sexual harassment or age, sex, race or other prohibited discrimination.

The named executive officers’ Agreements also include non-competition and non-solicitation obligations. Under the Agreement, if the executive’s employment was terminated by us without “Cause,” we would be required to pay the executive an amount equal to twelve months’ base salary, as severance, subject to specified conditions. The Agreement obligates the executive to comply with specified non-competition and non-solicitation obligations for a period of twelve months following the termination of the executive’s employment. During this twelve-month period, the named executive officer may not work in a specified geographic region or for a Direct Competitor (as defined in the Agreement) with duties or services substantially similar to those that the named executive officer performed for Secureworks during the prior twenty-four months.
Additionally, for a twelve-month period, the Company’s named executive officers may not solicit business from the Company’s customers for the purpose of providing competing products or services or attempt to solicit any of the Company’s employees, contractors or consultants, or any person employed or who contracted or consulted with Secureworks within the last twenty-four months, to end such person’s employment or relationship with the Company.
The Company believes that the terms of the Agreement, specifically the non-solicitation and non-competition provisions, are reasonable and necessary to protect Secureworks’ sensitive information, goodwill and legitimate business interests.
Change-in-Control Terms Applicable to Named Executive Officers
None of the named executive officers’ Agreements have a change-in-control severance provision, but the Performance Stock Unit Agreements for Executives, or PSU Agreements, and Restricted Stock Unit Agreements for Executives, or RSU Agreements, do include a change-in-control provision. Under the PSU Agreements of named executive officers, the PSUs become earned based upon the greater of (1) deemed attainment of the performance goals at target or (2) actual attainment of the performance goals as of the change-in-control, and they become 100% vested as of the date of an involuntary termination (if it occurs within twelve months of the change-in-control). An “involuntary termination” is a defined term in the PSU Agreements. The change-in-control provision applicable to the RSU Agreements of the Company’s named executive officers also provides that the RSUs vest upon an involuntary termination within twelve months following a change in control, with involuntary termination being a defined term within each applicable RSU Agreement.
An involuntary termination event under the PSU Agreements and RSU Agreements includes involuntary dismissal for reasons other than “Cause” (as defined for purposes of the Agreement) and voluntary resignation for a “good reason” (as defined in the applicable RSU Agreement or PSU Agreement), examples of which are listed below.
Under the PSU Agreements and RSU Agreements, “good reason” generally is defined as any of the following events if, in each case, not timely cured:
•
a material reduction in compensation (base salary, target annual compensation or long-term incentive compensation) or health or welfare benefits (unless such reduction is an across-the-board reduction for all employees of the same pay grade);

•	a demotion of more than one pay grade; and
•	a relocation of the named executive officer’s work location of more than 50 miles.
In addition to the above, we have agreed with Mr. Parrish that, for purposes of any employment or compensatory agreement with us (including the award agreements referred to above), the definition of “good reason” will be expanded to include a change in reporting to any person other than the Chief Executive Officer of Secureworks.
For more information about potential payments to the Company’s named executive officers, see “Compensation of Executive Officers – Potential Payments Upon Termination of Employment or Change in Control.”
Severance Agreement with Michael Cote
In June 2021, we announced that Mr. Cote would be retiring from his position as Chief Executive Officer of the Company on September 3, 2021. On June 1, 2021, we entered into a severance agreement and release with Mr. Cote. The severance agreement provides for the payment of severance pay and benefits to Mr. Cote in installments following his departure, including amounts equal to a portion of the value of certain outstanding non-equity incentive awards, substantially equivalent to those that would be payable under the Severance Pay Plan (as defined above) in connection with termination of employment pursuant to a workforce reduction, subject to specified conditions. The severance agreement also provides for a one-year consulting arrangement beginning on September 3, 2021 and ending on October 2, 2022 with fees payable of $200,000.
For additional information regarding amounts payable under the severance agreement and release with Mr. Cote, see “Compensation of Executive Officers – Potential Payments Upon Termination of Employment or Change in Control—Severance Agreement with Michael Cote.”

COMPENSATION OF EXECUTIVE OFFICERS
Fiscal 2022 Summary Compensation Table
The following table shows the total compensation paid for the fiscal years indicated by Secureworks to the following persons, each of whom was an executive officer of Secureworks in Fiscal 2022:
•	Wendy K. Thomas, who was appointed President of Customer Success effective June 27, 2020 and served as our principal executive officer from September 3, 2021
•	Paul M. Parrish, who served as our principal financial officer
•	Michael R. Cote, who served as our principal executive officer until September 3, 2021
We refer to these executive officers as our named executive officers.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation ($)	Total ($)
Wendy K. Thomas President and Chief Executive Officer	2022	473,173(3)	—	9,538,959	337,345	9,963	10,359,440
	2021	381,592(4)	—	2,540,912	321,453	11,652	3,255,609
Paul M. Parrish Chief Financial Officer	2022	450,000	—	3,442,492	219,834	14,632	4,126,958
	2021	450,000	—	1,524,550	307,395	12,041	2,293,986
	2020	67,500(5)	260,000(6)	3,226,372	—	10,083	3,563,954
Michael R. Cote Former Chief Executive Officer	2022	307,692(7)	—	7,535,134	—	830,824	8,823,750
	2021	500,000	—	5,863,643	664,200	20,744	7,048,587
	2020	500,000	—	3,421,250	541,100	19,923	4,482,273
(1)
Amounts reported for Fiscal 2022 represent restricted shares of Class A common stock granted on March 15, 2021 to Mr. Cote, restricted stock units granted on March 9, 2021 and July 26, 2021 to Mr. Parrish and restricted stock units granted on March 9, 2021 and June 3, 2021 to Ms. Thomas. In accordance with FASB ASC Topic 718, the time-based restricted stock unit awards granted on March 9, 2021 are valued as of June 21, 2021, the date stockholders approved the share increase amendment under the SecureWorks Corp. 2016 Long-Term Incentive Plan. Amounts reported for Fiscal 2021 represent restricted shares of Class A common stock granted on April 17, 2020 to Mr. Cote and restricted stock units granted on April 16, 2020 to Mr. Parrish and Ms. Thomas. The fair value for restricted stock awards and restricted stock units under the Company’s plan is generally based on the closing price of the Company’s Class A common stock as reported on the Nasdaq Global Select Market, or Nasdaq, on the grant date. Amounts for Ms. Thomas and Mr. Parrish were contingent upon shareholder approval. Fair value was determined after the shareholder approval contingency was lifted on June 21, 2021. Amounts reported for Fiscal 2020 represent restricted shares of Class A common stock granted on April 2, 2019 to Mr. Cote and restricted stock units granted on December 13, 2019 to Mr. Parrish. Assuming achievement of the highest level of the performance conditions for the performance-based awards included in each grant, the grant date fair value reported would have been (a) for Mr. Cote, $11,698,765, $8,795,465 and $5,987,188 for Fiscal 2022, Fiscal 2021 and Fiscal 2020, respectively, (b) for Mr. Parrish, $3,683,248, $1,477,043 and $1,905,687 for the first grant in Fiscal 2022, the additional grant in Fiscal 2022 and the grant in Fiscal 2021, respectively and (c) for Ms. Thomas, $7,545,426, $6,907,103 and $3,176,137 for the first grant in Fiscal 2022, the special grant in Fiscal 2022 and the grant in Fiscal 2021, respectively. None of the stock units included in Mr. Parrish’s Fiscal 2020 award were subject to performance conditions.

(2)	Amounts reported represent awards earned under the SecureWorks Corp. Amended and Restated Incentive Bonus Plan.
(3)
Ms. Thomas’s appointment to Chief Executive Officer, effective September 3, 2021, was announced on June 3, 2021. Her salary increase was effective on June 3, 2021 and was pro-rated through fiscal year end.

(4)	Ms. Thomas was appointed President of Customer Success effective June 27, 2020. Her salary increase was effective as of that date and was pro-rated through fiscal year end.
(5)
Mr. Parrish commenced employment with us as our Chief Financial Officer effective on December 9, 2019. Mr. Parrish’s annual base salary, which is $450,000, was pro-rated from the date of his commencement of employment through fiscal year end. The amount shown for Mr. Parrish for Fiscal 2020 includes compensation in the amount of $6,923 for consulting services he provided to us in December 2019 prior to his appointment as Chief Financial Officer.

(6)	Represents a signing bonus for Mr. Parrish.
(7)	Mr. Cote’s employment as our Chief Executive Officer ended September 3, 2021.

All Other Compensation Table
The following table summarizes the information included in the All Other Compensation column for Fiscal 2022 in the Fiscal 2022 Summary Compensation Table.
Name	401(k) Plan Matching Contribution ($)	Benefit Plans ($)	Severance Benefits ($)	Consulting Fees ($)	Total ($)
Wendy K. Thomas	7,500	2,463	—	—	9,963
Paul M. Parrish	7,500	7,132	—	—	14,632
Michael R. Cote	5,577	4,880	770,467	50,000(1)	830,824
(1)	For consulting services from September 3, 2021 through January 28, 2022.
Grants of Plan-Based Awards in Fiscal 2022
The following table sets forth certain information about grants of plan-based awards that Secureworks made to its named executive officers in Fiscal 2022. For more information about the plans under which these awards were granted, see “Compensation Discussion and Analysis – Individual Compensation Components – Annual Bonus Plan” and “– Equity Incentives.”
Name	Type of award(1)	Grant date	Estimated future payouts under non-equity incentive plan awards(2)			Estimated future payouts under equity incentive plan awards(3)			All other stock awards: Number of shares of stock or units (#)	Grant date fair value of stock and option awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Wendy K. Thomas	IBP	—	—	414,327	—	—	—	—	—	—
	PSU(4)	3/9/2021	—	—	—	—	117,695	235,390	—	2,510,434
	RSU(5)	3/9/2021	—	—	—	—	—	—	117,695	2,524,558
	PSU(4)	6/3/2021	—	—	—	—	127,555	255,110	—	2,403,136
	RSU(5)	6/3/2021	—	—	—	—	—	—	127,555	2,100,831
Paul M. Parrish	IBP	—	—	270,000	—	—	—	—	—	—
	PSU(4)	3/9/2021	—	—	—	—	57,452	114,904	—	1,225,451
	RSU(5)	3/9/2021	—	—	—	—	—	—	57,452	1,232,345
	PSU(4)	7/26/2021	—	—	—	—	23,213	46,426	—	492,348
	RSU(5)	7/26/2021	—	—	—	—	—	—	23,213	492,348
Michael R. Cote	IBP	—	—	—	—	—	—	—	—	—
	PSU(4)	3/15/2021	—	—	—	—	233,322	466,644	—	4,161,298
	RSU(5)	3/15/2021	—	—	—	—	—	—	233,322	3,373,836
(1)	Of the awards shown in the table:
•	“IBP” refers to the SecureWorks Corp. Amended and Restated Incentive Bonus Plan.
•	“PSU” refers to Fiscal 2022 performance-based stock units eligible to vest based on achievement measured against financial performance goals for Fiscal 2022. See note 4 below.
•	“RSU” refers to time-based restricted stock units.
(2)	Each named executive officer participated in the IBP. Awards under this plan were funded at 70.8% based on the corporate modifier. An individual modifier was applied for Ms. Thomas and Mr. Parrish.
(3)
The amounts shown in the Threshold, Target and Maximum columns reflect the minimum, target, and maximum number, respectively, of Fiscal 2022 performance-based stock units that are eligible to vest subject to the achievement of Fiscal 2022 performance goals. Plan participants must exceed the threshold goal in order to earn an award. The maximum number of shares is 200% of the target number of shares. If any of these units become eligible to vest, one-third of the restricted stock units would vest on the first anniversary of the grant date and the remaining two-thirds would vest in equal installments on the second and third anniversaries of the grant date. For more information about these performance-based stock units, see “Compensation Discussion and Analysis – Individual Compensation Components – Equity Incentives.”

(4)
The amounts shown represent the shares subject to restricted stock unit awards that may be eligible to vest upon achievement of corporate performance measures for Fiscal 2022. For more information about these performance-based stock units, see “Compensation Discussion and Analysis – Individual Compensation Components – Equity Incentives.” The grant date fair value is based on the closing price of the Class A common stock as reported on Nasdaq of $21.33 for awards granted on March 9, 2021, $17.84 for awards granted on March 15, 2021, $18.84 for awards granted on June 3, 2021 and $21.21 for awards granted on July 26, 2021.
(5)	Reflects award of time-based restricted stock units. The grant vests ratably over a three-year period beginning on the first anniversary of the grant date.
Outstanding Equity Awards at End of Fiscal 2022
The following table sets forth information with respect to our named executive officers’ outstanding equity awards as of the end of Fiscal 2022.
	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Wendy K. Thomas	8,334(2)	$117,259	—	—
	8,334(3)	$117,259	—	—
	16,667(4)	$234,505	—	—
	40,906(5)	$575,547	—	—
	113,636(6)	$1,598,859	—	—
	117,695(7)	$1,655,969	117,695(8)	$1,655,969
	127,555(9)	$1,794,699	127,555(10)	$1,794,699
Paul M. Parrish	115,476(11)	$1,624,747	—	—
	24,542(12)	$345,306	—	—
	68,182(13)	$959,321	—	—
	57,452(14)	$808,350	57,452(15)	$808,350
	23,213(16)	$326,607	23,213(17)	$326,607
Michael R. Cote	29,167(18)	$410,380	—	—
	29,167(19)	$410,380	—	—
	163,634(20)	$2,302,330	—	—
	151,514(21)	$2,131,802	—	—
	233,322(22)	$3,282,841	233,322(23)	$3,282,841
(1)	Based on the closing price per share of Class A common stock of $14.07 as of January 28, 2022 as reported on Nasdaq.
(2)
Reflects award of performance-based restricted stock units granted on April 2, 2019. Under the applicable award agreement, restricted stock units were earned in connection with the certification of achievement of the applicable performance goals by the Committee on February 26, 2020. Based on the certification by the Committee, 100% of the 25,000 shares granted were earned. The earned restricted stock units vested, or will vest, in accordance with the terms of the award agreement in three equal installments on the first, second and third anniversaries of the grant date.

(3)	Reflects award of time-based restricted stock units. The grant vests ratably over a three-year period beginning on the first anniversary of the April 2, 2019 grant date.
(4)	Reflects award of time-based restricted stock units. The grant vests ratably over a three-year period beginning on the first anniversary of the September 26, 2019 grant date.
(5)
Reflects award of performance-based restricted stock units granted on April 16, 2020. Under the applicable award agreement, restricted stock units were earned in connection with the certification of achievement of the applicable performance goals by the Committee on February 23, 2021. Based on the certification by the Committee, 108.0% of the 56,818 restricted stock units granted were earned. The earned restricted stock units vested, or will vest, in accordance with the terms of the award agreement in three equal installments on the first, second and third anniversaries of the grant date.

(6)	Reflects award of time-based restricted stock units. The grant vests ratably over a three-year period beginning on the first anniversary of the April 16, 2020 grant date.
(7)	Reflects award of time-based restricted stock units. The grant vests ratably over a three-year period beginning on the first anniversary of the March 9, 2021 grant date.
(8)
Reflects award of performance-based restricted stock units granted on March 9, 2021. Under the applicable award agreement, restricted stock units were earned in connection with the certification of achievement of the applicable performance goals by the Committee on February 16, 2022. Based on the certification by the Committee, 70.8% of the 117,695 restricted stock units granted were earned. The earned restricted stock units vested, or will vest, in accordance with the terms of the award agreement in three equal installments on the first, second and third anniversaries of the grant date.

(9)	Reflects award of time-based restricted stock units. The grant vests ratably over a three-year period beginning on the first anniversary of the June 3, 2021 grant date.

(10)
Reflects award of performance-based restricted stock units granted on June 3, 2021. Under the applicable award agreement, restricted stock units were earned in connection with the certification of achievement of the applicable performance goals by the Committee on February 16, 2022. Based on the certification by the Committee, 70.8% of the 127,555 restricted stock units granted were earned. The earned restricted stock units vested, or will vest, in accordance with the terms of the award agreement in three equal installments on the first, second and third anniversaries of the grant date.

(11)	Reflects award of time-based restricted stock units. The grant vests ratably over a four-year period beginning on the first anniversary of the December 13, 2019 grant date.
(12)
Reflects award of performance-based restricted stock units granted on April 16, 2020. Under the applicable award agreement, restricted stock units were earned in connection with the certification of achievement of the applicable performance goals by the Committee on February 23, 2021. Based on the certification of achievement of the applicable performance goals by the Committee, 108.0% of the 34,091 restricted stock units granted were earned. The earned restricted stock units vested, or will vest, in accordance with the terms of the award agreement in three equal installments on the first, second and third anniversaries of the grant date.

(13)	Reflects award of time-based restricted stock units. The grant vests ratably over a three-year period beginning on the first anniversary of the April 16, 2020 grant date.
(14)	Reflects award of time-based restricted stock units. The grant vests ratably over a three-year period beginning on the first anniversary of the March 9, 2021 grant date.
(15)
Reflects award of performance-based restricted stock units granted on March 9, 2021. Under the applicable award agreement, restricted stock units were earned in connection with the certification of achievement of the applicable performance goals by the Committee on February 16, 2022. Based on the certification by the Committee, 70.8% of the 57,452 restricted stock units granted were earned. The earned restricted stock units vested, or will vest, in accordance with the terms of the award agreement in three equal installments on the first, second and third anniversaries of the grant date.

(16)	Reflects award of time-based restricted stock units. The grant vests ratably over a three-year period beginning on the first anniversary of the July 26, 2021 grant date.
(17)
Reflects award of performance-based restricted stock units granted on July 26, 2021. Under the applicable award agreement, restricted stock units were earned in connection with the certification by the Committee on February 16, 2022. Based on the certification of achievement of the applicable performance goals by the Committee, 70.8% of the 23,213 restricted stock units granted were earned. The earned restricted stock units vested, or will vest, in accordance with the terms of the award agreement in three equal installments on the first, second and third anniversaries of the grant date.

(18)
Reflects shares of Class A common stock subject to performance-based restricted share awards granted on April 2, 2019. Under the applicable award agreement, shares were earned in connection with the certification by the Committee on February 26, 2020. Based on the certification of achievement of the applicable performance goals by the Committee, 100% of the 87,500 shares granted were earned. The earned shares vested, or will vest, in accordance with the terms of the award agreement in three equal installments on the first, second and third anniversaries of the grant date.

(19)
Reflects shares of Class A common stock subject to time-based restricted share awards. The grant vests ratably over a three-year period beginning on the first anniversary of the April 2, 2019 grant date.

(20)
Reflects shares of Class A common stock subject to performance-based restricted share awards granted on April 17, 2020. Under the applicable award agreement, shares were earned in connection with the certification of achievement of the applicable performance goals by the Committee on February 23, 2021. Based on the certification by the Committee, 108.0% of the 227,273 shares granted were earned. The earned shares vested, or will vest, in accordance with the terms of the award agreement in three equal installments on the first, second and third anniversaries of the grant date.

(21)
Reflects shares of Class A common stock subject to time-based restricted share awards. The grant vests ratably over a three-year period beginning on the first anniversary of the April 17, 2020 grant date.

(22)
Reflects shares of Class A common stock subject to time-based restricted share awards. The grant vests ratably over a three-year period beginning on the first anniversary of the March 15, 2021 grant date.

(23)
Reflects shares of Class A common stock subject to performance-based restricted share awards granted on March 15, 2021. Under the applicable award agreement, shares were earned in connection with the certification by the Committee on February 16, 2021. Based on the certification of achievement of the applicable performance goals by the Committee, 70.8% of the 233,322 shares granted were earned. The earned shares vested, or will vest, in accordance with the terms of the award agreement in three equal installments on the first, second and third anniversaries of the grant date.

Option Exercises and Stock Vested
The following table sets forth certain information about option exercises and vesting of restricted stock or restricted stock units during Fiscal 2022 for each of the named executive officers on an aggregate basis.
	Stock Options		Stock Awards
	Number of shares acquired on exercise (#)	Value realized on exercise ($)(1)	Number of shares acquired on vesting (#)	Value realized on vesting ($)(2)
Wendy K. Thomas	55,030	370,902	136,647	2,101,618
Paul M. Parrish	—	—	104,104	1,574,348
Michael R. Cote	889,183	4,911,438	379,369	5,347,205
(1)	Represents the difference between the exercise price and the price of our Class A common stock, as reported on Nasdaq, at the time of exercise for each option.
(2)
Represents the closing price of our Class A common stock, as reported on Nasdaq on the immediately preceding trading date, multiplied by the number of shares of stock vesting on the applicable vesting date.

Stock Incentive Plan
The SecureWorks Corp. 2016 Long-Term Incentive Plan, or the 2016 Plan, provides for the grant of options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units, unrestricted stock, dividend equivalent rights, other equity-based awards and cash bonus awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of annual or long-term performance goals.
The 2016 Plan is administered by the Committee, except that decisions regarding awards to our Chief Executive Officer are made by the Board of Directors upon consideration of the recommendations of the Committee.
Other Benefit Plans
Retirement Benefit Plan
Our employees, including our named executive officers, currently may participate in the Dell Inc. 401(k) retirement savings plan. Participants will receive matching contributions, in which they will vest immediately, equal to 100% of each participant’s voluntary contributions, up to a maximum of 6% of the participant’s eligible compensation, not to exceed $7,500 in a calendar year. Matching contributions reported under “– Fiscal 2022 Summary Compensation Table” are based on the fiscal year. Participants may invest their contributions and the matching contributions in a variety of investment vehicles.
Deferred Compensation Plan
Secureworks does not maintain a deferred compensation plan.
Potential Payments Upon Termination of Employment or Change in Control
Severance Agreement with Michael Cote
As discussed above, in June 2021, we announced that Mr. Cote would be retiring from his position as Chief Executive Officer of the Company on September 3, 2021. On June 1, 2021, we entered into a severance agreement and release with Mr. Cote.
The severance agreement provides for the payment of severance pay and benefits to Mr. Cote in installments following his departure, including amounts equal to a portion of the value of certain outstanding non-equity incentive awards, substantially equivalent to those that would be payable under the Severance Pay Plan in connection with termination of employment pursuant to a workforce reduction, subject to specified conditions. Accordingly, Mr. Cote is eligible to receive severance payments in the aggregate amount of $500,000 (payable in installments following September 3, 2021) and additional amounts of severance pay equal to $220,467, commensurate with a pro-rated payout of Mr. Cote’s short-term incentive award under the Company’s IBP if he had remained an executive officer through the end of Fiscal 2022.
The severance agreement also provides for a one-year consulting arrangement beginning on September 3, 2021 and ending on October 2, 2022 with fees payable in four quarterly installments of $50,000, as well as $50,000 to offset COBRA premiums.
Potential Payments Upon Termination or Change in Control
The following table sets forth the amount of compensation that would become payable to each named executive officer serving as an executive officer as of January 28, 2022 under existing plans and arrangements if one of the events described in the table had occurred on that date. Amounts are calculated based on the named executive officer’s compensation as of that date and, if applicable, based on the amount of outstanding equity-based awards held by the named executive officer as of that date and on the fair market value of the Class A common stock as of that date. These payments and benefits are in addition to benefits available before the occurrence of any termination of employment or change in control of Secureworks, including benefits available generally to our salaried employees. In addition, in connection with any actual termination of employment or change-in-control transaction, Secureworks may determine to enter into an agreement or to establish an arrangement providing additional benefits or amounts, or altering the terms of benefits described below, as our Board of Directors or the Committee determines appropriate.

In the case of Ms. Thomas and Mr. Parrish, the actual amounts that would be paid upon the executive’s termination of employment or in connection with a change in control can be determined only at the time of any such event. Because of the number of factors that affect the nature and amount of any benefits, any actual amounts paid or distributed may be higher or lower than those reported below. Factors that could affect these amounts include, among others, the timing during the fiscal year of any such event, the executive’s current base salary, the amount of equity-based awards held by the executive at such time and the fair market value of the Class A common stock.
The Secureworks form of confidentiality, non-solicitation and non-competition agreement provides for severance payments in specified circumstances, as described under “—Other Compensation Matters— Non-Solicitation and Non-Competition Agreements Applicable to Named Executive Officers.” Our Severance Pay Plan provides for severance payments in connection with termination without cause pursuant to a workforce reduction, as described under “—Severance and Change-in-Control Arrangements Applicable to Named Executive Officers—SecureWorks Corp. Amended and Restated Severance Pay Plan for Executive Employees.” The RSU award agreements under our 2016 Plan entered into with the named executive officers provide for acceleration of vesting of equity awards in connection with an involuntary termination of employment within twelve months following a change in control, as described under “—Severance and Change-in-Control Arrangements Applicable to Named Executive Officers—Change-in-Control Terms Applicable to Named Executive Officers.”
Wendy K. Thomas
	Involuntary Termination Without Cause	Termination after Change-in- Control	Voluntary Termination for Good Reason	Voluntary Termination Without Good Reason	Termination for Cause	Termination upon Death or Disability	Retirement
Cash Severance	500,000(1)	500,000(1)	500,000(1)	—	—	—	—
Pro-rata Bonus	—	—	—	—	—	—	—
Equity	—	8,537,155(2)	8,537,155(2)	—	—	—	—
Health Care Benefits	—	—	—	—	—	—	—
Disability Benefits	—	—	—	—	—	—	—
Other Perquisites	—	—	—	—	—	—	—
Tax Gross-Up	—	—	—	—	—	—	—
Total	500,000	9,037,155	9,037,155	—	—	—	—
Paul M. Parrish
	Involuntary Termination Without Cause	Termination after Change-in- Control	Voluntary Termination for Good Reason	Voluntary Termination Without Good Reason	Termination for Cause	Termination upon Death or Disability	Retirement
Cash Severance	450,000	450,000(4)	450,000(4)	—	—	—	—
Pro-rata Bonus	202,500	202,500(4)	202,500(4)	—	—	—	—
Equity	845,103	4,867,868(2)	4,867,868(2)	—	—	—	—
Health Care Benefits	17,756	17,756(4)	17,756(4)	—	—	—	—
Disability Benefits	—	—	—	—	—	—	—
Other Perquisites	1,845	1,845(4)	1,845(4)	—	—	—	—
Tax Gross-Up	—	—	—	—	—	—	—
Total	1,517,204(3)	5,539,969	5,539,969	—	—	—	—
(1)	Reflects payments under a confidentiality, non-solicitation and non-competition agreement with Ms. Thomas in the event of a termination of employment without cause.
(2)
Reflects the value of accelerated equity awards in the event of an involuntary termination of employment within twelve months following a change in control of Secureworks, based on the closing price of $14.07 per share of the Class A common stock as of January 28, 2022, as reported on Nasdaq.

(3)
Reflects payments under our Severance Pay Plan, assuming employment is terminated without cause pursuant to a workforce reduction. Payments under this plan include amounts equal to a portion of the value of certain outstanding short-term and long-term equity and non-equity incentive awards. In the event of a termination of employment without cause that is not a qualifying termination under this plan, pursuant to his confidentiality, non-solicitation and non-competition agreement with us, Mr. Parrish would receive a severance amount equal to twelve months’ base salary ($450,000), subject to specified conditions.

(4)
Reflects payments under our Severance Pay Plan, assuming employment is terminated pursuant to a workforce reduction, after giving effect under the plan to the acceleration of equity awards in the event of an involuntary termination of employment within twelve months following a change in control of Secureworks. In the event of a termination of employment that is not a qualifying termination under the plan, pursuant to his confidentiality, non-solicitation and non-competition agreements with us, Mr. Parrish would receive severance amounts equal to twelve months’ base salary ($450,000), subject to specified conditions.

Pay Ratio Disclosure
In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee. For Fiscal 2022, as determined under Item 402 of the SEC’s Regulation S-K, the annual total compensation for our CEO, Ms. Thomas, was $10,456,022, the annual total compensation for our median employee was $122,377, and the ratio of our CEO’s annual total compensation to our median employee’s annual total compensation for Fiscal 2022 was 85 to 1. In accordance with FASB ASC Topic 718, Ms. Thomas’ Fiscal 2022 compensation includes an award of time-based restricted stock units valued at $2,510,434 based on our stock price of $21.33 on June 21, 2021, the date stockholders approved the share increase amendment under the 2016 Plan. This award was granted on March 9, 2021 with a stock price of $15.12, at which time it was valued at $1,779,548.
We believe the ratio presented above is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K. In identifying our median employee, we calculated annual total target cash compensation of each employee as of December 31, 2021 for the twelve-month period that ended on January 28, 2022. In addition, we excluded countries with the lowest base salaries (within the 5% limit provided by the regulations). The countries excluded were Brazil, Costa Rica, Georgia, Hong Kong, India, Malaysia, Mexico and Morocco, collectively the “Excluded Countries.” The number of employees excluded in the Excluded Countries totaled 122, or approximately 4.7% of our entire employee population of 2,599 employees. Total target cash compensation for this purpose consisted of base salary, target annual bonus and commission incentive and was calculated using internal human resources records.
Because the SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents, as of April 26, 2022, except as otherwise indicated below, information based on filings with the SEC and our records regarding the beneficial ownership of our common stock by:
•	each director and director nominee;
•	each executive officer named in the Fiscal 2022 Summary Compensation Table under “Compensation of Executive Officers”;
•	all of our executive officers and directors as a group; and
•	each person known by us to own beneficially more than 5% of the outstanding shares of either class of our common stock.
We are authorized under our certificate of incorporation to issue shares of the following classes of common stock:
•	2,500,000,000 shares of Class A common stock, of which 14,860,324 shares were issued and outstanding as of April 26, 2022; and
•	500,000,000 shares of Class B common stock, of which 70,000,000 shares were issued and outstanding as of April 26, 2022.
The Class A common stock is registered under the Exchange Act and listed on the Nasdaq Global Select Market. The Class B common stock is not registered under the Exchange Act or listed on any securities exchange.
The calculation of beneficial ownership is made in accordance with SEC rules. Under these rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares the power to vote or direct the voting of the security or the power to dispose or direct the disposition of the security. Beneficial ownership as of any date includes any shares as to which a person has the right to acquire voting or investment power as of that date or within 60 days thereafter through the exercise of any stock option or other right or the vesting of any RSU, without regard to whether such right expires before the end of such 60-day period or continues thereafter. Under our certificate of incorporation, a holder of the Class B common stock has the right at any time to convert all or any shares of such Class B common stock into Class A common stock on a share-for-share basis. If two or more persons share voting power or investment power with respect to specific securities, then all such persons may be deemed to be beneficial owners of such securities.
The percentage of beneficial ownership as to any person as of April 26, 2022 (except as otherwise indicated below) is calculated by dividing the number of shares beneficially owned by such person, which includes the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after April 26, 2022, by the sum of the number of shares outstanding as of April 26, 2022 plus the number of shares as to which such person has the right to acquire voting or investment power as of or within 60 days after April 26, 2022. Consequently, the denominator used for calculating such percentage may be different for each beneficial owner. Except as otherwise indicated below and under applicable community property laws, Secureworks believes that the beneficial owners of the common stock listed below, based on information furnished by such beneficial owners, have sole voting and investment power with respect to the shares shown.
Name of Beneficial Owner	Number of Shares of Class A Beneficially Owned(1)	Percentage of Shares of Class A Beneficially Owned(1)	Number of Shares of Class B Beneficially Owned(1)	Percentage of Shares of Class B Beneficially Owned(1)	Percentage of Total Voting Power(1)
Principal Stockholders:
Michael S. Dell(2)	70,000,000	82.5%	70,000,000	100%	97.9%
Dell Technologies Inc.(3)	70,000,000	82.5%	70,000,000	100%	97.9%
Dell Marketing L.P.(3)	70,000,000	82.5%	70,000,000	100%	97.9%
Centerview Entities(4)	871,070	5.9%	—	—	*
Neil Gagnon(5)	1,643,234	11.1%	—	—	*
Royce & Associates, LP(6)	753,980	5.1%	—	—	*
The Vanguard Group(7)	997,585	6.7%	—	—	*

Name of Beneficial Owner	Number of Shares of Class A Beneficially Owned(1)	Percentage of Shares of Class A Beneficially Owned(1)	Number of Shares of Class B Beneficially Owned(1)	Percentage of Shares of Class B Beneficially Owned(1)	Percentage of Total Voting Power(1)
Executive Officers and Directors:
Michael R. Cote(8)	1,540,540	10.4%	—	—	*
Pamela Daley(9)	217,548	1.5%	—	—	*
Michael S. Dell(2)	70,000,000	82.5%	70,000,000	100%	97.9%
Mark J. Hawkins(10)	172,905	1.2%	—	—	*
Paul M. Parrish	156,833	1.1%	—	—	*
Wendy K. Thomas(11)	312,129	2.1%	—	—	*
Kyle Paster	—	—	—	—	—
Yagyensh C. (Buno) Pati(12)	125,577	*	—	—	*
All executive officers and directors as a group (9 persons)(13)	72,610,677	85.3%	70,000,000	100%	98.3%
*	Less than 1%.
(1)
Represents the percentage of Class A common stock and Class B common stock beneficially owned by each stockholder included in the table based on the number of shares of each such class outstanding as of April 26, 2022 and, except as stated below, without giving effect to the conversion of any shares of Class B common stock into shares of Class A common stock, as described in the introduction to this table.

(2)
Represents shares of Class B common stock held directly by Dell Marketing L.P. Mr. Dell is the Chairman of the Board and Chief Executive Officer of Dell Technologies and, as of April 26, 2022, was the beneficial owner of Dell Technologies common stock representing a majority of the total voting power of the outstanding shares of all outstanding classes of common stock of Dell Technologies. As a result of the foregoing, Mr. Dell may be deemed to be the beneficial owner of all of the shares of our common stock beneficially owned by Dell Technologies. Shares of Class A common stock shown as beneficially owned by Mr. Dell are issuable upon conversion of the same number of shares of Class B common stock deemed to be beneficially owned by Mr. Dell. Mr. Dell’s address is c/o Dell Technologies Inc., One Dell Way, Round Rock, Texas 78682.

(3)
Dell Marketing L.P. is the direct owner and holder of record of all of our outstanding Class B common stock. Dell Marketing L.P. is indirectly wholly owned by Dell Technologies through directly and indirectly held wholly-owned subsidiaries of Dell Technologies, consisting of Denali Intermediate Inc., Dell Inc., Dell International L.L.C. and Dell Marketing Corp. Dell Marketing Corp. directly owns all of the outstanding membership interests of each of Dell Marketing GP L.L.C. and Dell Marketing LP L.L.C. Dell Marketing GP L.L.C. is the sole general partner of, and owns a 1% general partnership interest in, Dell Marketing L.P. Dell Marketing LP L.L.C. is the sole limited partner of, and owns a 99% limited partnership interest in, Dell Marketing L.P. The shares of our common stock beneficially owned by Dell Technologies and directly owned and held of record by Dell Marketing L.P. may be deemed to be beneficially owned by each other direct or indirect wholly-owned subsidiary of Dell Technologies described above in addition to Dell Marketing L.P. Shares of Class A common stock shown as beneficially owned by Dell Technologies and Dell Marketing L.P. are issuable upon conversion of the same number of shares of Class B common stock beneficially owned by such stockholders. The address of each of the foregoing entities is One Dell Way, Round Rock, Texas 78682.

(4)
The information concerning the Centerview Entities is based on a Schedule 13G filed with the SEC on February 13, 2017, as updated to reflect information reported on a Form 4 filed with the SEC on October 18, 2021. The shares of Class A common stock shown as beneficially owned by the Centerview Entities are beneficially owned by Centerview Capital Technology Fund (Delaware), L.P., or CCTF, Centerview Capital Technology Fund-A (Delaware), L.P., or CCTFA, Centerview Capital Technology Employee Fund, L.P., or CCTE, and together with CCTF and CCTFA, referred to as the CCT Funds, Centerview Capital Technology Fund GP (Delaware), L.P., or CCTF GP, and Centerview Capital Technology Ltd., or CCT (referred to collectively as the Centerview Entities). The Centerview Entities are investment funds associated with Centerview Capital Technology, a private investment firm of which Mr. Pati serves as a partner. Based on information provided in its Form 4 filing, CCTF reports that, as of September 24, 2021, it had shared voting power and shared dispositive power over 608,615 shares of Class A common stock. CCTFA reports that, as of September 24, 2021, it had shared voting power and shared dispositive power over 218,902 shares of Class A common stock. CCTE reports that, as of September 24, 2021, it had shared voting power and shared dispositive power over 43,553 shares of Class A common stock. Each of CCTF GP and CCT reports that, as of September 24, 2021, it had shared voting power and shared dispositive power over 871,070 shares of Class A common stock. The Centerview Entities report that CCTF GP, in its capacity as the general partner of the CCT Funds, has the ability to direct the decisions regarding the voting or disposition of securities directly held by the CCT Funds. Therefore, CCTF GP may be deemed to share voting and investment power with respect to the shares of Class A common stock held by the CCT Funds. The Centerview Entities further report that CCT, in its capacity as the general partner of CCTF GP, has the power to direct the decisions of CCTF GP regarding the voting or disposition of securities directly held by the CCT Funds. Therefore, CCT may be deemed to share voting and investment power with respect to the shares of Class A common stock held by the CCT Funds. The address of each of the Centerview Entities is 600 Ramona Street, 2nd Floor, Palo Alto, California 94301.
(5)
The beneficial ownership information concerning Neil Gagnon and related entities is based on a Schedule 13G/A filed with the SEC on February 3, 2022. Mr. Gagnon reports that, as of December 31, 2021, of the shares of Class A common stock shown as beneficially owned, he had sole voting power over 191,146 shares, shared voting power over 1,426,708 shares, sole dispositive power over 191,146 shares and shared dispositive power over 1,452,234 shares. Mr. Gagnon reports that he is the managing member and principal owner of Gagnon Securities LLC, or Gagnon Securities, which is registered with the SEC as an investment adviser and a registered broker-dealer, in its role as investment manager to customer accounts, foundations, partnerships and trusts (collectively referred to as the accounts), to which it furnishes investment advice. Mr. Gagnon reports that he and Gagnon Securities may be deemed to share voting power with respect to 870,100 shares of Class A common stock held in the accounts and dispositive power with respect to 888,800 shares of Class A common stock held in the accounts. Gagnon Securities and Mr. Gagnon disclaim beneficial ownership of all securities held in the accounts. Mr. Gagnon also reports that he is the Chief Executive Officer of Gagnon Advisors, LLC, or Gagnon Advisors, which is registered with the SEC as an investment adviser. Mr. Gagnon reports that he and Gagnon Advisors, in its role as investment manager to Gagnon Investment Associates, LLC, or GIA, which is a private investment fund, may be deemed to share voting and dispositive power with respect to the 468,599 shares of Class A common stock held by GIA. Gagnon Advisors and Mr. Gagnon disclaim beneficial ownership of all securities held by GIA. The address of Mr. Gagnon is 1370 Avenue of the Americas, 24th Floor, New York, New York 10019.

(6)
The beneficial ownership information concerning Royce & Associates, LP, or Royce & Associates, is based on a Schedule 13G/A filed with the SEC on January 25, 2022. Royce & Associates reports that, as of December 31, 2021, it had sole voting power and sole dispositive power over all of the 753,980 shares of Class A common stock shown as beneficially owned. Royce & Associates reports that the shares shown as beneficially owned by it are beneficially owned by one or more registered investment companies or other managed accounts that are investment management clients of Royce & Associates, which is an indirect majority-owned subsidiary of Franklin Resources, Inc. Royce & Associates disclaims beneficial ownership of all of the securities reported in the Schedule 13G/A. The address of Royce & Associates is 745 Fifth Avenue, New York, New York 10151.

(7)
The beneficial ownership information concerning The Vanguard Group is based on a Schedule 13G/A filed with the SEC on February 10, 2022. The Vanguard Group reports that, as of December 31, 2021, of the shares of Class A common stock shown as beneficially owned, it had shared voting power over 7,717 shares, sole dispositive power over 986,994 shares and shared dispositive power over 10,591 shares. The Vanguard Group reports that it is the parent holding company of subsidiaries identified in the Schedule 13G/A that hold shares of the Class A common stock reported in the Schedule 13G/A. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(8)
Mr. Cote retired from his position as our Chief Executive Officer in September 2021 but is one of our named executive officers for Fiscal 2022. Mr. Cote is a consultant to Secureworks as of April 26, 2022. The shares of Class A common stock shown as beneficially owned by Mr. Cote include 423,246 restricted shares of Class A common stock which are subject to vesting conditions.

(9)
The shares of Class A common stock shown as beneficially owned by Ms. Daley include 48,143 shares of Class A common stock that Ms. Daley may acquire upon the exercise of vested stock options and 8,314 shares of Class A common stock issuable pursuant to RSUs vesting as of or within 60 days after April 26, 2022. Ms. Daley shares with her spouse voting power and investment power over the shares of Class A common stock shown as beneficially owned by Ms. Daley.

(10)
The shares of Class A common stock shown as beneficially owned by Mr. Hawkins include 48,143 shares of Class A common stock that Mr. Hawkins may acquire upon the exercise of vested stock options and 8,314 shares of Class A common stock issuable pursuant to RSUs vesting as of or within 60 days after April 26, 2022.

(11)
The shares of Class A common stock shown as beneficially owned by Ms. Thomas include 72,624 shares of Class A common stock issuable pursuant to RSUs vesting as of or within 60 days after April 26, 2022.

(12)
The shares of Class A common stock shown as beneficially owned by Mr. Pati include 49,916 shares of Class A common stock that Mr. Pati may acquire upon the exercise of vested stock options and 8,314 shares of Class A common stock issuable pursuant to RSUs vesting as of or within 60 days after April 26, 2022.

(13)
The shares shown as beneficially owned by all executive officers and directors, excluding the shares owned by Mr. Cote, as a group include 146,202 shares of Class A common stock that executive officers and directors may acquire upon the exercise of vested stock options, 432,246 restricted shares of Class A common stock beneficially owned by executive officers which are subject to vesting, 97,566 shares of Class A common stock issuable pursuant to RSUs vesting as of or within 60 days after April 26, 2022 and all of the shares of our outstanding common stock beneficially owned by Mr. Dell. Excluding the shares of our common stock beneficially owned by Mr. Dell, the percentage of shares of Class A common stock beneficially owned by all executive officers and directors as a group is 17.3%, and the percentage of the combined voting power of both classes of our outstanding common stock represented by the shares of Class A common stock beneficially owned by all executive officers and directors as a group is less than 1.0%.

TRANSACTIONS WITH RELATED PERSONS
For purposes of the following discussion, except as stated otherwise or unless the context indicates otherwise, “Dell Technologies” means Dell Technologies and its subsidiaries (excluding Secureworks and its subsidiaries), “Dell Inc.” means Dell Inc. and its subsidiaries (excluding Secureworks and its subsidiaries) and “Secureworks,” “we” or “us” mean Secureworks and its subsidiaries.
Policies and Procedures with Respect to Transactions with Related Persons
The Nominating and Governance Committee, in accordance with its charter and with a written policy adopted by the Board of Directors, is charged with the responsibility for reviewing and approving or ratifying any related person transactions. Under our policy, a related person transaction is any transaction, arrangement or relationship (1) in an amount exceeding $120,000 in which Secureworks or any of its subsidiaries is a participant and in which a related person has a direct or indirect material interest within the meaning of Item 404 of the SEC’s Regulation S-K and (2) that would be required to be disclosed by Secureworks in its SEC filings in accordance with Item 404. For purposes of the policy, a “related person” is a director (including a director nominee) or executive officer of Secureworks, a person known by us to be the beneficial owner of more than 5% of any class of our voting securities at the time of the occurrence or existence of the transaction, or an immediate family member (as defined in Item 404) of any of the foregoing persons.
In determining whether to approve or ratify a related person transaction, the Nominating and Governance Committee is required to consider, among other matters, the following factors:
•	whether the terms are fair to Secureworks or its subsidiary and on the same basis that would apply if the transaction did not involve a related person;
•	whether there are business reasons for Secureworks or its subsidiary to enter into the transaction;
•
whether a transaction in which a director has a direct or indirect material interest would impair the independence of a non-employee director (including, if applicable, with respect to the director’s capacity as a member of the Audit Committee or the Compensation Committee); and

•	whether the transaction would present an improper conflict of interest for any director or executive officer.
In addition, the policy provides that the Nominating and Governance Committee may not approve or ratify a related person transaction unless the committee has determined that the transaction is in, or is not inconsistent with, the best interests of Secureworks and its stockholders.
Related persons referred to in the following description of certain transactions include Dell Technologies, Dell Inc. and Michael S. Dell on the basis of their beneficial ownership of more than 5% of a class of our outstanding common stock, and entities in which such persons have an interest. Mr. Dell also serves as the Chairman of our Board of Directors and as the Chairman of the Board and Chief Executive Officer of Dell Technologies. See “Security Ownership of Certain Beneficial Owners and Management” for information about the beneficial ownership of our outstanding common stock as of April 26, 2022 by each of these persons.
The agreements and arrangements described below under “– Relationship with Dell Technologies and Affiliates,” as well as some of the other transactions described below, were entered into before April 22, 2016, which was the date on which our Class A common stock was listed on the Nasdaq Global Select Market and the Nominating and Governance Committee composed solely of independent directors was constituted, and before the written policy summarized above became effective. Continuing transactions that were initiated before April 22, 2016 are subject to periodic review by the Nominating and Governance Committee under that policy.
Relationship with Dell Technologies and Affiliates
During the period since we became a subsidiary of Dell Inc. in 2011, Dell Inc. has provided various corporate services to us in the ordinary course of our business, including finance, tax, human resources, legal, insurance, IT, procurement and facilities-related services. Dell Inc. also has provided us with the services of a number of its executives and employees. The costs of these services currently are governed by the shared services agreement between us and Dell Inc. described below under “– Operating and Other Agreements Between Dell Inc. or Dell Technologies and Us – Shared Services Agreement.” The total amount of fees we paid for services provided under the shared services agreement was $3.8 million for Fiscal 2022.
As a subsidiary of Dell Technologies, we participate in various commercial arrangements with Dell Inc., under which, for example, we provide information security solutions to Dell Inc. or to third-party clients of Dell Inc. in the United States and some international jurisdictions. Our provision of these solutions is governed by our security services customer master services agreement, or master services agreement, with a subsidiary of Dell Inc. that went into effect on August 1, 2015 and is described below under “– Operating and Other Agreements Between Dell Inc. or Dell Technologies and Us – Commercial Agreements – Master Services Agreement.” Under the master services agreement, we charge for our solutions at a rate that is intended to approximate arm’s-length pricing. Revenues generated by us from the sale of solutions under the master services agreement totaled approximately $11.7 million for Fiscal 2022.
We distribute our solutions through a network of Dell Inc. legal entities in certain of the non-U.S. markets and in the United States. In connection with our sale of solutions to Dell Inc. for its resale to its end-user clients, we have entered into an amended and restated reseller agreement with Dell Inc. that went into effect on August 1, 2015 and is described below under “– Operating and Other Agreements Between Dell Inc. or Dell Technologies and Us – Commercial Agreements – Amended and Restated Reseller Agreement.” We also entered into a software licensing agreement with Dell as of April 26, 2021, which permits Dell to act as a managed security service provider using Secureworks’ Taegis platform. Revenue generated by us under the amended and restated reseller agreement and under the software licensing agreement totaled $61.7 million for Fiscal 2022, with approximately $0.l5 million of that amount attributable to transactions under the software licensing agreement.
We are participants in, or otherwise receive benefits under, a number of transactions and arrangements with EMC Corporation, or EMC, a wholly-owned subsidiary of Dell Technologies. During a portion of Fiscal 2022, EMC, a company that provides enterprise software and storage, maintained a direct majority ownership interest in a subsidiary, VMware, Inc., or VMware, which provides cloud and virtualization software and services. On November 1, 2021, Dell Technologies completed the spin-off of all shares of common stock of VMware that were beneficially owned by Dell Technologies, EMC and other Dell Technology subsidiaries by means of a special stock dividend of the VMware shares to Dell Technologies stockholders. As a result of the spin-off, the business of VMware was separated from the businesses of Dell Technologies. Immediately after the completion of the spin-off, Mr. Dell reported that he beneficially owned approximately 36.9% of the issued and outstanding shares of Class A common stock of VMware, which was the sole class of VMware common stock outstanding after the spin-off.
We purchase computer equipment for internal use from Dell Inc. and EMC. We make these purchases at a rate that is intended to approximate arm’s-length pricing. Our purchases of computer equipment from Dell Inc. and EMC totaled $0.7 million for Fiscal 2022.
During Fiscal 2022, we paid Dell Inc., EMC and EMC’s subsidiaries (including VMware until the spin-off date of November 1, 2021) a total of $8.57 million for purchases of annual maintenance services, software licenses and other hardware systems for internal use. In addition, we recognized revenue related to solutions provided to VMware of $0.5 million for Fiscal 2022. The foregoing include amounts we paid for such services and recognized as revenue pursuant to our transactions with VMware after VMware ceased to be an EMC subsidiary on November 1, 2021 through the end of Fiscal 2022.
Operating and Other Agreements Between Dell Inc. or Dell Technologies and Us
In connection with our initial public offering, effective as of August 1, 2015, we entered into certain agreements with Dell Inc., wholly-owned subsidiaries of Dell Inc., and Dell Technologies for the purpose of formalizing our existing and future relationships with these companies after the offering. The terms of these agreements were primarily determined by Dell Inc. and Dell Technologies, and therefore may not be representative of the terms we could obtain on a stand-alone basis or in negotiations with an unaffiliated third party. These agreements include:
•	a shared services agreement;
•	intellectual property agreements;
•	a tax matters agreement;
•	an employee matters agreement;
•	agreements related to real estate matters; and
•	commercial agreements.
The description of the agreements presented below is not complete and is qualified, as applicable, by reference to the specific terms of the agreements, copies of which we have filed with the SEC, where required by SEC rules.
Shared Services Agreement – We have entered into a shared services agreement with Dell Inc. under which Dell Inc. provides us with finance, tax, human resources, legal, insurance, IT and facilities-related services. In addition, we provide various facilities-related services to Dell Inc. employees working out of our leased facilities.
For so long as the shared services agreement is in effect, additional services may be included in the agreement, with the costs, term and level of such additional services to be mutually agreed upon by Dell Inc. and us. If we ask Dell Inc. to provide us with any additional services that Dell Inc. either provided to us before our initial public offering or provides to itself or to any other Dell Inc. subsidiary, the lack of which will have a material effect on the continued operation of our business taken as a whole, Dell Inc. agrees to use commercially reasonable efforts to begin providing the additional services while we and Dell Inc. negotiate the terms of the services.
For the services rendered, we pay fees to Dell Inc. in amounts specified in the shared services agreement. The fees vary with the type of service provided and generally are calculated according to one of the following methodologies:
•	estimated cost to Dell Inc. per annum of providing the service;
•	amount of fees and expenses paid by Dell Inc. for services that Dell Inc. has contracted to be provided by third parties; or
•	amount to be determined at the time services are provided on a project-by-project basis.

We have entered into several amendments to the shared services agreement for the purpose of modifying the amount of fees payable to Dell for specified services. The payments we have made and expect to make pursuant to the shared services agreement are not necessarily indicative of, and it is not practical for us to estimate, the level of expenses we might incur in procuring these services from alternative or third-party sources on an arm’s-length basis.
Intellectual Property Agreements – We have entered into an intellectual property contribution agreement with Dell Inc. and specified subsidiaries of Dell Inc. in which Dell Inc., as of August 1, 2015, assigned us all right, title and interest in certain patents, trademarks, copyrights and domain names that we use in our business that were owned by Dell Inc. entities.
Under a trademark license agreement, Dell Inc. has granted us a non-exclusive, royalty-free worldwide license to use the trademark “DELL,” solely in the form of “SECUREWORKS - A DELL COMPANY,” in connection with our business and products, services and advertising and marketing materials related to our business. Under the agreement, our use of the “DELL” trademark in connection with any product, service or otherwise is subject to Dell Inc.’s prior review and written approval, which may be revoked at any time. We must immediately cease use of the licensed trademark generally or in connection with any product, service or material upon Dell Inc.’s written request. The agreement is terminable at will by either party, and we must cease all use of the “DELL” trademark upon any such termination.
Tax Matters Agreement – We have entered into a tax matters agreement with Dell Technologies with an effective date of August 1, 2015. The tax matters agreement governs the respective rights, responsibilities and obligations of Dell Technologies and us with respect to tax liabilities and benefits, tax attributes, tax contests and other matters regarding income taxes, non-income taxes and related tax returns.
In general, under the tax matters agreement:
•
Dell Technologies generally is responsible for any U.S. federal income taxes of the Dell Technologies affiliated group for U.S. federal income tax purposes, of which Dell Technologies is the common parent. For tax periods, or portions thereof, beginning after the effective date of the tax matters agreement in which we or one of our subsidiaries are included in such a group, we are responsible for our portion of such income tax liability (with certain technical adjustments) as if we and our subsidiaries had filed a separate tax return that included only us and our subsidiaries for that period.

•
Dell Technologies generally is responsible for any U.S. state or local income taxes reportable on a consolidated, combined or unitary return that includes Dell Technologies entities other than us or our subsidiaries, on the one hand, and us or one of our subsidiaries, on the other hand. For tax periods, or portions thereof, beginning after the effective date of the tax matters agreement in which we or one of our subsidiaries are included in such a group, we are responsible for our portion of such income tax liability (with certain technical adjustments) as if we and our subsidiaries had filed a separate tax return that included only us and our subsidiaries for that period.

•
Dell Technologies is responsible for any U.S. state or local income taxes reportable on returns that include only Dell Technologies entities other than us or our subsidiaries, and we are responsible for any U.S. state or local income taxes filed on returns that include only us and our subsidiaries.

•	Dell Technologies is responsible for any non-U.S. income taxes of Dell Technologies entities other than us, and we are responsible for any non-U.S. income taxes of us and our subsidiaries.
•	We and Dell Technologies each are responsible for any non-income taxes attributable to our respective businesses for all periods, with specified exceptions.
•	Dell Technologies will reimburse us for any amounts by which our tax assets reduce the amount of tax liability owed by the Dell group on an unconsolidated basis.
Without the prior written consent of Dell Technologies, we may not issue any capital stock, issue any instrument that is convertible, exercisable or exchangeable into any of our capital stock or which may be deemed to be equity for tax purposes, or take any other action that would be reasonably expected to cause Dell Technologies to beneficially own capital stock in us that, on a fully diluted basis, does not constitute “control” within the meaning of Section 368(c) of the Internal Revenue Code or cause a deconsolidation of us with respect to the Dell Technologies consolidated group.

We are required to indemnify Dell Technologies for any breach by us of the tax matters agreement (including any breach of our obligation not to cause Dell Technologies to lose “control” within the meaning of Section 368(c) of the Internal Revenue Code or cause a deconsolidation). Dell Technologies is required to indemnify us for any breach by Dell Technologies of the tax matters agreement.
Agreements Related to Real Estate Matters – To comply with regulatory requirements in India, we have entered into a separate lease with Dell Technologies that governs the terms under which we may use the space we share, and will continue to share, with Dell Technologies in a property in that jurisdiction. Payments to Dell Technologies under the lease totaled $23,759 for Fiscal 2022.
Dell Inc. has entered into a guaranty in favor of the landlord under the office lease for our headquarters in Atlanta, Georgia, in which it has agreed to guarantee unconditionally the full and prompt payment and performance of our obligations to the landlord under the lease and any related documents or instruments.
Commercial Agreements – We have entered into the following agreements with respect to existing, ongoing and future commercial arrangements either with Dell Inc. or with clients with which we have contracted to provide solutions through Dell Inc.
Master Services Agreement. Since the date of our acquisition by Dell Inc. in 2011, we have provided information security solutions from time to time either directly to Dell Inc. or to a Dell Inc. subsidiary, or on Dell Inc.’s behalf to third-party clients with which Dell Inc. has entered into commercial agreements. We have entered into a master services agreement with a subsidiary of Dell Inc. that formalizes the process and terms under which Dell Inc. purchases information security solutions from us, together with related hardware. The master services agreement governs our provision of these solutions directly to Dell Inc. and Dell Inc.’s subsidiaries as a client, as well as any new engagements in which we provide complex, bundled services and related hardware to third parties on Dell Inc.’s behalf. The type of managed security solutions to be provided to Dell Inc. is specified in the applicable service order executed or submitted by Dell Inc. under the master services agreement from time to time, and is priced at a discount to list price. The amount and pricing for any consulting solutions to be provided under the agreement is set forth in the applicable statement of work.
The term of the master services agreement will continue until all service orders or statements of work have expired or been terminated. Either party may terminate the master services agreement or any service order or statement of work in the event of a material breach by the other party that is not cured within 30 days’ written notice thereof.
Amended and Restated Master Commercial Customer Agreement. We procure certain hardware, software and services from Dell Inc. from time to time. We have entered into an amended and restated master commercial customer agreement effective August 1, 2015, with a subsidiary of Dell Inc. (for itself, Dell Inc., and all of Dell Inc.’s wholly-owned subsidiaries, other than specified subsidiaries), that formalizes the process and terms on which we purchase hardware, software and services. The type and amount of any hardware, software or services that we purchase is specified in the applicable service schedule or purchase order executed or submitted by us under the master commercial customer agreement from time to time, and is priced either at a discount to list price or at a margin above the Dell Inc. subsidiary’s cost as specified in the agreement. The pricing terms are generally consistent with the pricing terms Dell Inc. offers to select corporate customers.
Amended and Restated Reseller Agreement. We presently distribute our solutions through a network of Dell Inc. legal entities in certain of the non-U.S. markets in which we compete. We have established our own wholly-owned subsidiaries in some of our key non-U.S. markets, and will continue to do so. With respect to all other non-U.S. markets, however, we have entered into an amended and restated reseller agreement with Dell Inc. under which the Dell Inc. legal entities located in the applicable jurisdictions will continue to distribute our solutions. We also use the reseller agreement to distribute our solutions to public and/or educational institutions located within the United States. In connection with our sale of solutions and hardware to Dell Inc. for resale by Dell Inc. subsidiaries to their end-user clients, we will invoice Dell Inc. an amount equal to Dell Inc.’s reseller-related revenues less a discount. We act as the primary point of contact for clients obtained through the reseller agreement with respect to questions regarding any installation services performed by us, as well as with respect to ongoing maintenance and support for the solutions.
We have entered into a letter agreement with Dell Inc. that applies to existing agreements between us and Dell Inc. under which either we provide information security solutions and related hardware to a third-party client on Dell Inc.’s behalf or Dell Inc. acts as a reseller of our solutions. The letter agreement provides that we will continue to provide our solutions and related hardware, and Dell Inc. will continue to act as reseller, in accordance with the terms and conditions of our existing agreements with Dell Inc. The pricing terms of existing information security solutions agreements have been revised to reflect the discount to list price specified in the master services agreement. In addition, we have entered into several amendments to the reseller agreement with Dell Inc. for purposes of, among other matters, (1) clarifying the parties’ understandings with respect to Dell Inc.’s resales of specified products and services of each of Secureworks and CrowdStrike, Inc., an unaffiliated vendor, (2) clarifying the parties’ understandings with respect to resales to end user clients that are public and/or educational institutions in the United States and (3) providing for the marketing and sale by Dell Inc. of our cloud-enabled security services to clients and distributors of Dell Inc.
Revolving Credit Facility
On November 2, 2015, SecureWorks, Inc., a wholly-owned subsidiary of SecureWorks Corp., entered into a revolving credit agreement with a wholly-owned subsidiary of Dell Inc. under which we obtained a $30 million senior, unsecured revolving credit facility. This facility was initially available for a one-year term beginning on April 21, 2016 and was extended on the same terms for additional one-year terms. During Fiscal 2023, the facility was amended and restated to extend the maturity date from March 23, 2022 to March 23, 2023 and to increase the annual rate at which interest accrues to the applicable LIBOR plus 1.23%. Under the amended terms, if LIBOR is no longer published on a current basis and such circumstances are unlikely to be temporary, the facility will be amended to replace LIBOR with an alternate benchmark rate in compliance with applicable law and rules regarding “covered modifications” under revised U.S. Treasury regulations. All other material terms remained substantially the same.
Under the facility, up to $30 million principal amount of borrowings may be outstanding at any time. Amounts under the facility may be borrowed, repaid and reborrowed from time to time during the term of the facility. The proceeds from loans made under the facility may be used for general corporate purposes. The credit agreement contains customary representations, warranties, covenants and events of default. The unused portion of the facility is subject to a commitment fee of 0.35%, which is due upon expiration of the facility. We did not borrow any amounts under the facility during Fiscal 2022 and no amounts were outstanding under the facility at any time during Fiscal 2022.
The maximum amount of borrowings may be increased by up to an additional $30 million by mutual agreement of the lender and borrower. The borrower will be required to repay, in full, all of the loans outstanding, including all accrued interest, and the facility will terminate upon a change of control of SecureWorks Corp. or following a transaction in which SecureWorks, Inc. ceases to be a direct or indirect wholly-owned subsidiary of SecureWorks Corp. The facility is not guaranteed by SecureWorks Corp. or its subsidiaries.
Other Transactions with Related Persons
In Fiscal 2022, certain entities affiliated with Mr. Dell purchased services from us in the ordinary course of our business. Of these entities, MSD Capital, L.P. and entities affiliated with MSD Capital, L.P. paid us, in aggregate, $0.2 million for services during Fiscal 2022.

REPORT OF THE AUDIT COMMITTEE
The Audit Committee assists the Board of Directors in its oversight of the financial reporting process of SecureWorks Corp. (the “Company”). The Audit Committee’s responsibilities are more fully described in its charter, which is accessible on the Company’s website at investors.secureworks.com in the Governance section under Documents & Charters.
Management has the primary responsibility for the preparation and integrity of the Company’s financial statements, accounting and financial reporting principles, and internal controls and procedures. The Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion thereon.
The Audit Committee reports that it has:
•	reviewed and discussed with the Company’s management the audited consolidated financial statements for the fiscal year ended January 28, 2022;
•	discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC;
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received the written disclosures and the letter from PwC required by applicable requirements of the Public Company Accounting Oversight Board regarding PwC’s communications with the Audit Committee concerning independence, and has discussed with PwC its independence from the Company; and

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based on the review and discussions referred to herein, recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 28, 2022, for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE

Mark J. Hawkins, Chair
Pamela Daley
Yagyensh C. (Buno) Pati

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
The following summary briefly answers some questions you may have about the 2022 Annual Meeting of Stockholders, or the annual meeting. This summary may not address all questions that could be important to you as a Secureworks stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement and the documents referred to in this proxy statement.
Q:	Why am I receiving these materials?
A:
You are receiving these proxy materials in connection with the solicitation of proxies for our Class A common stock on behalf of our Board of Directors for use at the 2022 Annual Meeting of Stockholders, which will take place on Tuesday, June 21, 2022, at 12:00 p.m., Eastern Time. As a stockholder as of the close of business on April 26, 2022, which is the record date fixed by the Board of Directors, you are invited to attend the online annual meeting and are entitled and urged to vote your shares on the proposals described in this proxy statement on which you are entitled to vote.

Q:	What information is contained in these materials?
A:	These materials include:
•	our notice of the annual meeting of stockholders;
•	our proxy statement for the annual meeting; and
•	our Annual Report on Form 10-K for Fiscal 2022, which includes our audited consolidated financial statements and our annual report to stockholders for the fiscal year.
If you received a paper copy of these materials by mail, these materials also should have included a proxy card for your shares of Class A common stock or a voting instruction form.
Our annual report to stockholders is not deemed to be soliciting material for purposes of the solicitation of proxies in connection with the annual meeting.
Q:	Why might I have received a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
A:
As permitted by SEC rules, we are furnishing proxy materials to many of our stockholders via the internet, rather than mailing printed copies of those materials to each stockholder. The Notice of Internet Availability of Proxy Materials, or Notice, provides instructions on how to access the proxy materials online, how to submit your proxy or voting instructions via the internet, by telephone or by mail, how to attend the annual meeting and access the complete list of stockholders entitled to vote at the meeting during the meeting, and how to vote online at the meeting.

If you received a Notice by mail, you will not receive a paper or e-mail copy of the proxy materials unless you request one. To request a paper or e-mail copy of the proxy materials free of charge, you should follow the instructions included in the Notice.
Q:	Why did some stockholders not receive a Notice in the mail?
A:	Some Secureworks stockholders, including stockholders who previously have requested to receive paper copies, will receive paper copies of the proxy materials instead of a Notice.
In addition, stockholders who previously have elected delivery of proxy materials electronically will receive a Notice by e-mail. Those stockholders should have received an e-mail containing a link to the website hosting the proxy materials and a link to the proxy voting website.
Q:	How do I access the proxy materials or request a paper or electronic copy if I received a Notice?
A:
The Notice you received from Secureworks or your bank, brokerage firm or other nominee provides instructions regarding how to view Secureworks’ proxy materials for the annual meeting online. As explained in the Notice, to view the proxy materials and submit your proxy or voting instructions, you will need to follow the instructions in your Notice and have available your 16-digit control number contained in your Notice. The proxy statement and our Annual Report on Form 10-K for Fiscal 2022 are also available electronically on our website at investors.secureworks.com.
A paper or e-mail copy of the materials may be requested free of charge using one of the methods described in the Notice.
Q:	What are the implications of our exiting “emerging growth company” status?
A:
As of the last day of Fiscal 2022, we ceased to be an “emerging growth company” as defined in the Jumpstart Our Business Startups Act of 2012. As an emerging growth company, we were exempted by SEC rules from certain disclosure and other requirements that otherwise are applicable to companies that file periodic reports with the SEC. As a result, for this annual meeting, we provide the same level of information about executive compensation as other public companies that are not emerging growth companies or otherwise exempt from this informational requirement. In addition, we are holding an advisory vote to approve the compensation of our named executive officers as disclosed in this proxy statement and an advisory vote on the frequency with which we will hold such a Say-on-Pay vote at future annual meetings.

Q:	What proposals will be voted on at the annual meeting?
A:	Stockholders will vote on four proposals at the annual meeting:
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Proposal 1 – To elect to the Board of Directors the two nominees specified in this proxy statement as Class III directors, each for a three-year term expiring at the 2025 Annual Meeting of Stockholders or until such director’s successor is duly elected and qualified

•	Proposal 2 – To ratify the appointment of PwC as Secureworks’ independent registered public accounting firm for the fiscal year ending February 3, 2023
•	Proposal 3 – To approve named executive officer compensation as disclosed in this proxy statement on a non-binding, advisory basis
•	Proposal 4 – To approve, on a non-binding, advisory basis, the frequency of future advisory votes to approve named executive officer compensation
Q:	How does the Board of Directors recommend that I vote on these proposals?
A:	The Board of Directors unanimously recommends that you vote your shares:
•	“FOR” the election of each of the Board’s director nominees, as described in Proposal 1
•	“FOR” the ratification of the appointment of PwC as Secureworks’ independent registered public accounting firm for the fiscal year ending February 3, 2023, as described in Proposal 2
•	“FOR” approval of named executive officer compensation as disclosed in this proxy statement on a non-binding, advisory basis, as described in Proposal 3
•	“FOR” approval of “Every 1 year” as the frequency with which Secureworks should hold a stockholder vote to approve the compensation of its named executive officers, as described in Proposal 4
Q:	Who is entitled to vote at the annual meeting?
A:
Holders of record of our Class A common stock and of our Class B common stock as of the close of business on April 26, 2022, which is the record date fixed by the Board of Directors, are entitled to vote their shares at the annual meeting.

A complete list of stockholders entitled to vote at the annual meeting will be available for inspection by any stockholder for any purpose germane to the annual meeting for at least ten days before the annual meeting during ordinary business hours at our headquarters, which is our principal place of business, located at One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328. Any stockholder who wishes to inspect the stockholder list for any purpose germane to the annual meeting may e-mail our Investor Relations department at investorrelations@secureworks.com or call our Investor Relations department at (404) 639-9191 to schedule an appointment. In addition, the list will be available to any stockholder for examination online during the annual meeting. To access the list during the annual meeting, please visit www.virtualshareholdermeeting.com/SCWX2022 and enter the 16-digit control number provided on your proxy card, voting instruction form or Notice.
Q:	What constitutes a quorum for the annual meeting?
A:
To conduct any business at the annual meeting, a quorum of the holders of the outstanding Secureworks common stock must be present in person or represented by valid proxies at the meeting. The holders of record of issued and outstanding shares of our common stock representing a majority in voting power of all issued and outstanding shares of our common stock entitled to vote at the annual meeting, present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting.

Q:	How many shares may be voted at the annual meeting?
A:	As of the record date for the annual meeting, 84,860,324 shares of common stock are outstanding and entitled to vote at the meeting.
Secureworks has issued and outstanding shares of two series of common stock entitled to vote at the annual meeting:
•	Class A common stock, of which 14,860,324 shares are outstanding as of the record date
•	Class B common stock, of which 70,000,000 shares are outstanding as of the record date
Our Class A common stock is listed on the Nasdaq Global Select Market of The Nasdaq Stock Market LLC, or Nasdaq, and is registered under Section 12 of the Securities Exchange Act of 1934, or the Exchange Act. Our Class B common stock is not listed on any securities exchange or registered under the Exchange Act.
Q:	What shares may I vote and what are the voting rights of the holders of Secureworks’ common stock?
A:	You may vote all of the shares of Secureworks’ common stock owned by you as of the close of business on the record date.
•	Each share of Class A common stock is entitled to one vote per share.
•	Each share of Class B common stock is entitled to ten votes per share.
Stockholders are not entitled to cumulate their votes in the election of directors.
The holders of shares of both outstanding series of common stock will vote together as a single class on Proposals 1, 2, 3 and 4, as well as on any other business that properly comes before the stockholders at the annual meeting. Of the total number of votes that may be cast at the annual meeting, the outstanding Class A common stock is entitled to approximately 2.1% of the votes and the outstanding Class B common stock is entitled to approximately 97.9% of the votes.
Q:	May I attend the annual meeting? What must I do to attend the meeting?
A:
The annual meeting will be conducted completely online via the internet. Stockholders may attend and participate in the meeting by visiting www.virtualshareholdermeeting.com/SCWX2022. To access the annual meeting, you will need the 16-digit control number included on your Notice, on your proxy card or on your voting instruction form.

We encourage you to access the annual meeting before the start time of 12:00 p.m., Eastern Time, on June 21, 2022. Please allow ample time for online check-in, which will begin at 11:45 a.m., Eastern Time, on June 21, 2022.
We will endeavor to answer as many questions submitted by stockholders during the meeting as time permits. We reserve the right to edit profanity or other inappropriate language and to exclude questions regarding topics that are not pertinent to meeting matters or company business. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition.

Q:	Why is the annual meeting a virtual, online meeting?
A:
By conducting our annual meeting solely online via the internet, we eliminate many of the costs associated with a physical meeting. In addition, we believe that a virtual meeting will provide greater accessibility for stockholders, encourage stockholder participation from around the world and improve our ability to communicate more effectively with our stockholders during the meeting.

Q:	What is the difference between a “stockholder of record” and a “beneficial owner”?
A:	Whether you are a “stockholder of record” or a “beneficial owner” with respect to your shares of Secureworks common stock depends on how you hold your shares:
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Stockholder of record: If you hold shares directly in your name on records maintained by Secureworks’ transfer agent, American Stock Transfer & Trust Company, LLC, you are considered the “stockholder of record” with respect to those shares and the proxy materials or Notice have been sent directly to you by Secureworks. You may submit a proxy and vote those shares in the manner described in this proxy statement.

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Beneficial owner: If your shares are held through a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials (or a Notice, if applicable) are being forwarded to you by your nominee along with a voting instruction form. You may use the voting instruction form to direct your nominee on how to vote your shares using one of the methods described on the voting instruction form.

Q:	How may I vote my shares at the virtual annual meeting?
A:
If you hold shares of Secureworks common stock as the stockholder of record, you have the right to vote those shares at the virtual annual meeting. If you are a beneficial owner and hold shares of Secureworks common stock in street name, you may vote the shares you beneficially own through the online voting platform under a legal proxy from your bank, brokerage firm or other nominee. Please follow the instructions at www.virtualshareholdermeeting.com/SCWX2022 to vote your shares during the meeting, whether you hold your shares of record or in street name. You will need the 16-digit control number provided on your proxy card, voting instruction form or Notice.

Even if you plan to attend the virtual annual meeting, we encourage you to submit your proxy or voting instructions for your shares in advance, so that your vote will be counted if you later decide not to attend the virtual annual meeting.
Q:	How may I vote my shares without attending the annual meeting?
A:	Even if you plan to attend the virtual annual meeting, we encourage you to submit your proxy or voting instructions before the meeting by the method or methods described below:
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If you received a Notice by mail: You may access the proxy materials and voting instructions electronically over the internet via the web address provided in the Notice. To access the materials and to submit your proxy or voting instructions, you will need the 16-digit control number provided in the Notice you received in the mail. You may submit your proxy or voting instructions by following the instructions in the Notice or on the proxy voting website.

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If you received the proxy materials by e-mail: You may access the proxy materials and voting instructions electronically over the internet via the web address provided in the e-mail. To submit your proxy or voting instructions, you will need the 16-digit control number provided in the e-mail. You may submit your proxy or voting instructions by following the instructions in the e-mail or on the proxy voting website.

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If you received the proxy materials by mail: You may submit your proxy or voting instructions by following the instructions provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions via the internet or by telephone, you will need the 16-digit control number provided on the proxy card or voting instruction form. If you submit your proxy or voting instructions by mail, please complete, sign and date the proxy card or voting instruction form and mail it in the accompanying pre-addressed, postage-paid envelope.

Q:	What is the deadline for submitting a proxy or voting instructions via the internet or by telephone?
A:
If you are a stockholder of record and do not vote at the virtual annual meeting, you may submit your proxy via the internet or by telephone until 11:59 p.m., Eastern Time, on Monday, June 20, 2022, which is the day before the annual meeting.

If you are a beneficial owner of shares of Class A common stock held through a bank, brokerage firm or other nominee, please follow the instructions on your voting instruction form.
Q:	May I revoke my proxy or voting instructions before my shares are voted at the annual meeting?
A:
Yes. Stockholders have the right to revoke their proxy or voting instructions before their shares are voted at the annual meeting, subject to the voting deadlines described in the answer to the immediately preceding question. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote at the meeting or file a written notice with the Corporate Secretary of Secureworks requesting that your prior proxy be revoked, as described below.

•	Stockholders of record: If you are a stockholder of record, you may revoke a proxy by:
•	signing another proxy card with a later date and delivering it to an officer of the Company before the annual meeting;
•	submitting a later proxy via the internet or by telephone until 11:59 p.m., Eastern Time, on June 20, 2022;
•	providing written notice of your revocation to our Corporate Secretary at SecureWorks Corp., One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328, Attn: Corporate Secretary; or
•	voting your shares at the annual meeting through the online voting platform.
Stockholders of record may change their proxy by using any one of these methods regardless of the method they previously used to submit their proxy. Only the latest dated proxy you submit will be counted.
•	Beneficial owners: If you are a beneficial owner of shares of Class A common stock held through a bank, brokerage firm or other nominee, you may submit new voting instructions by:
•	submitting new voting instructions in the manner stated in the voting instruction form; or
•	voting your shares at the annual meeting through the online voting platform under a legal proxy from your bank, broker or other nominee.
Q:	How do I elect to receive future proxy materials electronically?
A:
If you received a paper copy of the proxy materials or the Notice, you may elect to receive future Secureworks proxy materials electronically by following the instructions on your proxy card or voting instruction form or at www.proxyvote.com. Choosing to receive your future proxy materials by e-mail will help us conserve natural resources and reduce the costs of printing and distributing our proxy materials. If you choose to receive future proxy materials by e-mail, you will receive an e-mail with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Q:	What does it mean if I receive more than one proxy card or voting instruction form?
A:
If your shares of Class A common stock are held in more than one account, you will receive a proxy card or voting instruction form for each account. To ensure that all your shares are voted, please follow the instructions you receive for each account to submit a proxy or voting instructions via the internet or by telephone, or by completing, dating, signing, and returning your proxy card or voting instruction form in the pre-addressed, postage-paid envelope provided.

Q:	How will my shares be voted if I submit my proxy or voting instruction form but do not provide specific voting instructions in the proxy or voting instruction form I submit?
A:	The effect of submitting a proxy or voting instruction form without providing specific voting instructions depends on how you hold your shares.

•	Stockholders of record: If you sign and submit a proxy to Secureworks but do not indicate any voting instructions, your shares will be voted as follows:
•	“FOR” the election of each director nominee specified in Proposal 1
•	“FOR” Proposal 2 (ratification of appointment of independent registered public accounting firm)
•	“FOR” Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement)
•	“FOR” “Every 1 year” on Proposal 4 (advisory vote on the frequency of future advisory votes to approve named executive officer compensation)
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Beneficial owners: If you are a beneficial owner and want your vote to count on Proposal 1 (election of directors), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement) and Proposal 4 (advisory vote on the frequency of future advisory votes to approve named executive officer compensation), you must instruct your bank, brokerage firm or other nominee how to vote your shares. A bank, brokerage firm or other nominee that holds shares of Class A common stock for a beneficial owner will be entitled to vote those shares without instructions from the beneficial owner on matters that are considered “routine” in nature. The ratification of the appointment of PwC as Secureworks’ independent registered public accounting firm for the fiscal year ending February 3, 2023 in Proposal 2 is the only proposal to be acted on at the annual meeting that is considered “routine.” Unless instructed by the beneficial owner on how to vote, a bank, brokerage firm or other nominee is not entitled to vote the shares it holds for a beneficial owner on any proposal that is considered “non-routine,” which for the annual meeting is Proposal 1 (election of directors), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement) and Proposal 4 (advisory vote on the frequency of future advisory votes to approve named executive officer compensation).

Consequently, if you hold your shares of Secureworks common stock through a bank, brokerage firm or other nominee and you do not submit any voting instructions to your nominee, your nominee (1) may not exercise its discretion to vote your shares on Proposal 1 (election of directors), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement) or Proposal 4 (advisory vote on the frequency of future advisory votes to approve named executive officer compensation), but (2) may exercise its discretion to vote your shares on Proposal 2 (ratification of appointment of independent registered public accounting firm). If your shares are voted as directed by your bank, brokerage firm or other nominee on the routine proposal (Proposal 2), your shares will constitute “broker non-votes” on the non-routine proposals (Proposals 1, 3 and 4) and will not affect the outcome of the vote for such non-routine proposals (see below for a further discussion of broker non-votes).
If any other business properly comes before the stockholders for a vote at the annual meeting, or any adjournment or postponement of the meeting, your shares will be voted according to the discretion of the Company’s proxy holders.
Q:	What vote is required to approve each of the proposals?
A:	The voting requirements for approval of the proposals at the annual meeting, assuming a quorum is present or represented at the meeting, are as follows:
Proposal	Vote required	Broker discretionary voting allowed?
Proposal 1: Election of Class III directors	Plurality of votes cast with respect to shares present and entitled to vote on the election of directors	No
Proposal 2: Ratification of appointment of independent registered public accounting firm	Affirmative vote of holders of shares representing a majority in voting power of shares present and entitled to vote on the proposal	Yes
Proposal 3: Advisory vote to approve	Affirmative vote of holders of shares	No

Proposal	Vote required	Broker discretionary voting allowed?
named executive officer compensation as disclosed in this proxy statement (Say-on-Pay)	representing a majority of voting power of shares present and entitled to vote on the proposal
Proposal 4: Advisory vote on whether future advisory votes to approve named executive officer compensation should be held every 1 year, every 2 years or every 3 years (Say-on-Pay Frequency)
Affirmative vote of holders of shares representing a majority of voting power of shares present and entitled to vote on the proposal (if no option – every 1 year, every 2 years or every 3 years – is approved by shares representing a majority of the voting power, then the option receiving greatest number of votes will be considered the preference of stockholders)
No
Q:	What effect do abstentions and broker non-votes have on the proposals?
A:	If your shares are counted as either a broker non-vote or an abstention, your shares will be included in the number of shares represented for purposes of determining whether a quorum is present.
The effect of abstentions and broker non-votes on the outcome of the proposals will vary with the proposal:
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Abstentions: Abstentions will have no effect on the outcome of the vote on Proposal 1 (election of directors). Abstentions will have the same effect as a vote against Proposal 2 (ratification of appointment of independent registered public accounting firm), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement) and Proposal 4 (advisory vote on the frequency of future advisory votes to approve named executive officer compensation).

•
Broker non-votes: There are not expected to be any broker non-votes with respect to voting on Proposal 2 (ratification of appointment of independent registered public accounting firm). Broker non-votes will have no effect on the outcome of the vote on Proposal 1 (election of directors), Proposal 3 (advisory vote to approve named executive officer compensation as disclosed in this proxy statement) and Proposal 4 (advisory vote on the frequency of future advisory votes to approve named executive officer compensation). A “broker non-vote” occurs when (1) the beneficial owner of shares held through a bank, brokerage firm or other nominee in “street name” does not give the nominee specific voting instructions on the matter, (2) the proposal being voted on is a matter that is considered “non-routine” in nature and (3) there is at least one “routine” proposal being voted on at the same meeting. If you are a beneficial owner of Class A common stock and do not submit any voting instructions to your bank, brokerage firm or other nominee, your nominee may exercise its discretion to vote your shares on Proposal 2, because that proposal is considered “routine.” However, a nominee is not entitled to vote the shares it holds for a beneficial owner on any “non-routine” proposals. Therefore, if you do not provide specific voting instructions to your nominee, and if your shares are voted as directed by your nominee on, or your nominee abstains with respect to, Proposal 2, your shares will constitute broker non-votes with respect to Proposals 1, 3 and 4 because these are non-routine proposals.

Q:	How will the voting power of the Class B common stock held by our principal stockholder affect approval of the proposals being voted on at the annual meeting?
A:
As of the record date for the annual meeting, Dell Technologies Inc., or Dell Technologies, our ultimate parent company and controlling stockholder, beneficially owned (through an indirect wholly-owned subsidiary) all of the outstanding Class B common stock, representing approximately 82.5% of the outstanding shares of our common stock, or approximately 97.9% of the total voting power of the outstanding shares of our common stock.

By reason of its ownership of our Class B common stock representing a majority of the total voting power represented by all of the outstanding shares of the Class A common stock and the Class B common stock,

Dell Technologies has the ability to elect all director nominees, to approve the ratification of the appointment of PwC as Secureworks’ independent registered public accounting firm for the fiscal year ending February 3, 2023, to approve named executive officer compensation as disclosed in this proxy statement and to vote for every 1 year on the frequency of holding future advisory votes to approve named executive officer compensation. We expect that Dell Technologies will vote “FOR” Proposals 1, 2 and 3 and “FOR” “Every 1 Year” on Proposal 4.
Q:	What happens if additional matters are presented at the annual meeting?
A:
If you grant a proxy to the Company, the Company’s proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the annual meeting. Other than the proposals described in this proxy statement, as of the date of this proxy statement, Secureworks has not received valid notice of any other business to be acted upon at the annual meeting.

Q:	Who will count the votes?
A:	Broadridge Financial Solutions, Inc. will count the votes for the annual meeting. A representative or agent of Broadridge Financial Solutions, Inc. will certify the votes as the inspector of election.
Q:	Where can I find the voting results of the annual meeting?
A:
Secureworks will report the voting results by filing a current report on Form 8-K with the SEC within four business days after the date of the annual meeting. If the final voting results are not known when Secureworks files its report, it will amend the initial report to disclose the final voting results within four business days after those results become known.

Q:	Who will bear the cost of soliciting votes for the annual meeting?
A:
Secureworks will bear all costs of this proxy solicitation. Proxies may be solicited by mail, in person, by telephone, by facsimile transmission, by electronic means or by advertisements by directors, executive officers and other employees of Secureworks or its subsidiaries, without additional compensation. Secureworks will reimburse banks, brokerage firms and other nominees for their reasonable expenses to forward proxy materials to beneficial owners.

Q:	Are copies of the proxy materials for the annual meeting and Secureworks’ Annual Report on Form 10-K available electronically?
A:
Yes. Copies of the proxy materials for the annual meeting and Secureworks’ Annual Report on Form 10-K for Fiscal 2022, which is our annual report to stockholders for the fiscal year, are available without exhibits at investors.secureworks.com, and with exhibits at the website maintained by the SEC at www.sec.gov.

Q:
How may I propose matters for inclusion in Secureworks’ proxy materials for the 2023 Annual Meeting of Stockholders or for consideration at the 2023 Annual Meeting of Stockholders, and what are the deadlines?

A:
For information on how to propose matters for inclusion in Secureworks’ proxy materials for the 2023 Annual Meeting of Stockholders or for consideration at the 2023 Annual Meeting of Stockholders without inclusion in our proxy materials, and for the specification of applicable deadlines, see “Additional Information – Stockholder Proposals for Next Year’s Annual Meeting.”

Q:
What other notice requirements must I satisfy if I intend to solicit proxies in connection with the 2023 Annual Meeting of Stockholders in support of director nominees other than the Secureworks nominees?

A:
In addition to satisfying the advance notice requirements under our bylaws described in response to the prior question and under “Additional Information – Stockholder Proposals for Next Year’s Annual Meeting,” to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in connection with the 2023 Annual Meeting in support of director nominees other than the Secureworks nominees must provide Secureworks no later than April 22, 2023 with a notice that contains the information specified in Rule 14A-19 under the Exchange Act.

Q:	What is “householding” and how does it affect me?
B:
For information on “householding” of proxy materials and how it may affect you, including how to obtain a separate set of voting materials, see “Additional Information – Stockholders Sharing the Same Last Name and Address.”

Q:	What is the address of Secureworks’ principal executive offices?
A:	The mailing address of our principal executive offices is One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328.
Q:	Who can help answer my other questions or help me if I need other assistance?
A:
If you have questions about the annual meeting, require assistance in submitting your proxy or voting your shares, or need additional copies of this proxy statement or the proxy card, please contact Investor Relations at (404) 639-9191 or investorrelations@secureworks.com. If you experience technical difficulties while accessing or attending the annual meeting, please call the toll-free phone number for assistance which will be listed on the meeting page.

If your bank, brokerage firm or other nominee holds your shares of Class A common stock, you also should contact your nominee for additional information.

ADDITIONAL INFORMATION
Director Nomination Process
Director Qualifications – The Board of Directors has adopted guidelines for qualifications of director candidates, which are described above under “Proposal 1 – Election of Directors – Director Qualifications and Information.” In addition, all candidates must possess the aptitude or experience to understand fully the legal responsibilities of a director and the governance processes of a public company, as well as the personal qualities to be able to make a substantial active contribution to Board deliberations. Further, each candidate must be willing to commit sufficient time to discharge the duties of Board membership and should have sufficient years available for service to make a significant contribution to Secureworks over time.
Selection and Nomination Process – Whenever a vacancy occurs on the Board of Directors (either because of a newly created director position or a serving director’s death, resignation, retirement, disqualification, or removal), and the Board of Directors does not eliminate the vacancy by reducing the size of the Board, the vacancy may be filled by the affirmative vote of the remaining directors then in office. The new director will serve as a director until the annual meeting of stockholders at which the director’s term expires and until the director’s successor is duly elected and qualified or until the director’s earlier death, resignation, retirement, disqualification, or removal. The Nominating and Governance Committee will be responsible for identifying one or more candidates to fill the vacancy, evaluating the candidate’s suitability for service on the Board, and, if the candidate is considered suitable, recommending the candidate to the full Board of Directors for appointment. In addition, the Nominating and Governance Committee is responsible for recommending nominees for election or re-election to the Board at each annual meeting of stockholders.
The Nominating and Governance Committee may use any methods it deems appropriate to identify candidates for Board membership, including recommendations from current Board members and recommendations from stockholders. The committee also may engage outside search firms to identify suitable candidates
The Nominating and Governance Committee may engage in whatever investigation and evaluation processes it deems appropriate, including, in addition to a review of a candidate’s background, characteristics, qualities and qualifications, personal interviews with the candidate.
In formulating its recommendation of a candidate to the Board of Directors, the Nominating and Governance Committee will consider, not only the findings and conclusions of its investigation and evaluation process, but also the current composition of the Board, the attributes and qualifications of serving Board members, additional attributes, capabilities or qualifications that should be represented on the Board of Directors, and whether the candidate could provide those additional attributes, capabilities or qualifications. The Nominating and Governance Committee will not recommend any candidate unless that candidate has indicated a willingness to serve as a director and has agreed to comply, if elected, with the expectations and requirements of Board service.
Stockholder Recommendations to the Nominating and Governance Committee – Stockholders of Secureworks may recommend individuals to the Board of Directors for consideration as director candidates by submitting candidates’ names and appropriate background and biographical information to the Nominating and Governance Committee, c/o Board Liaison, SecureWorks Corp., One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328. If the appropriate information is provided in a timely manner, the Nominating and Governance Committee, in accordance with the policy set forth in our Corporate Governance Principles, generally will consider these candidates in substantially the same manner as it considers other Board candidates.
Stockholder Nominations – Stockholders who wish to nominate an individual for election as a director, rather than recommending a candidate for nomination by the Board of Directors, must follow the procedures set forth in the advance notice provisions of our bylaws. Those procedures are described below under “– Stockholder Proposals for Next Year’s Annual Meeting – Proposal for Consideration at Next Year’s Annual Meeting – Bylaw Provisions.”
Re-Election of Existing Directors – In considering whether to recommend directors who are eligible to stand for re-election, the Nominating and Governance Committee may consider a variety of factors, including a director’s past contributions to the Board of Directors and ability to continue to contribute productively, attendance at Board and committee meetings and compliance with our Corporate Governance Principles

(including satisfying the expectations for individual directors), as well as whether the director continues to possess the attributes, capabilities and qualifications considered necessary or desirable for Board service, the results of the annual Board self-evaluation, the independence of the director and the nature and extent of the director’s non-Secureworks activities.
Stockholder Proposals for Next Year’s Annual Meeting
Stockholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for the 2023 Annual Meeting of Stockholders, or 2023 Annual Meeting, in accordance with Rule 14a-8 under the Exchange Act, or Rule 14a-8. Further, in accordance with Secureworks’ bylaws, nominations of persons for election to the Board and other stockholder proposals will be eligible for consideration at next year’s annual meeting without inclusion in the proxy materials.
Proposal for Inclusion in Next Year’s Proxy Statement – A stockholder who wishes to present a proposal for inclusion in Secureworks’ proxy statement for the 2023 Annual Meeting in accordance with Rule 14a-8 must deliver the proposal to our principal executive offices no later than the close of business on January 12, 2023. Submissions must be delivered to the Corporate Secretary at SecureWorks Corp., One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328, Attn: Corporate Secretary. The submission by a stockholder of a proposal for inclusion in the proxy statement is subject to regulation by the SEC under Rule 14a-8.
Proposal for Consideration at Next Year’s Annual Meeting
•
Bylaw Provisions – Under our bylaws, a stockholder who desires to present a nomination of persons for election to the Board of Directors or other proposal for consideration at the 2023 Annual Meeting, but not for inclusion in next year’s proxy statement, must deliver the proposal in writing to the Corporate Secretary at the address indicated below no later than 5:00 p.m., Eastern Time, on March 23, 2023 and no earlier than February 21, 2023 unless we publicly announce a different submission deadline in accordance with our bylaws.

The submission must contain the information specified in our bylaws, including a description of the proposal and a brief statement of the reasons for the proposal, the name and address of the stockholder (as they appear in Secureworks’ stock transfer records), the number of Secureworks shares owned of record and, if the proposal is being made on behalf of a beneficial owner of our stock, the number of Secureworks shares owned beneficially by such beneficial owner, and a description of any material financial or other interest that the record stockholder or the beneficial owner may have in the proposal. Moreover, any proposal for consideration at the 2023 Annual Meeting, other than the nomination of persons to the Board of Directors, must constitute a proper matter for stockholder action. For additional information about these requirements, see our bylaws, which we have filed with the SEC and which are also available on our website at investors.secureworks.com in the Governance section under Documents & Charters. Proposals must be delivered to the Corporate Secretary at SecureWorks Corp., One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328, Attn: Corporate Secretary.
The provisions of our bylaws concerning notice of proposals by stockholders are not intended to affect any rights of stockholders to seek inclusion of proposals in our proxy statement under Rule 14a-8.
Solicitation of Proxies in Support of Director Nominees – In addition to complying with the foregoing advance notice provisions of the Secureworks bylaws, to comply with the universal proxy rules under the Exchange Act, stockholders who intend to solicit proxies in connection with next year’s annual meeting in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 22, 2023.
Voting by the Company’s Proxy Holders on Proposals Presented at Meeting – For any proposal a stockholder does not submit for inclusion in next year’s proxy statement, but instead seeks to present directly at next year’s annual meeting in accordance with the advance notice provisions of our bylaws described above, the Company’s proxy holders may vote their proxies in their discretion, notwithstanding the stockholder’s compliance with such advance notice provisions, if the Company advises the stockholders in next year’s proxy statement about the nature of the matter and how the Company’s proxy holders intend to vote on such matter, except where the stockholder solicits proxies in the manner contemplated by, and complies with, specified provisions of the SEC’s proxy rules.

Stockholders Sharing the Same Last Name and Address
Only one copy of the proxy statement and annual report to stockholders or Notice of Internet Availability of Proxy Materials for the Annual Meeting is being sent to stockholders who share the same last name and address, unless they have notified Secureworks that they want to continue receiving multiple packages. This practice, known as “householding,” is intended to eliminate duplicate mailings, conserve natural resources and help reduce printing and mailing costs.
If you received a householded mailing this year and would like to receive a separate copy of the proxy materials, Secureworks will deliver a copy promptly upon your oral or written request made to Secureworks in one of the following ways:
•	E-mail Secureworks’ Investor Relations department at investorrelations@secureworks.com
•	Send your request by mail to SecureWorks Corp., Investor Relations, One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328
•	Call Secureworks’ Investor Relations department at (404) 639-9191
You also may download a copy of any of these materials on our website at investors.secureworks.com and at www.proxyvote.com.
To opt out of householding for future distributions of proxy materials, you may notify Secureworks using the contacts for the Investor Relations department provided above.
If you received multiple copies of the proxy materials and would prefer to receive a single copy in the future, you may notify Secureworks of your preference using the contacts for the Investor Relations department provided above.
Householding by banks, brokerage firms or other nominees is limited to accounts within the same brokerage firm or other nominee. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing Secureworks stock at two different brokerage firms, your household will receive two copies of the proxy materials, one from each brokerage firm. If you are a beneficial owner, you may request information about householding from your bank, brokerage firm or other nominee.
Availability of Annual Report on Form 10-K
This proxy statement is accompanied by our Annual Report on Form 10-K for Fiscal 2022, which is our annual report to stockholders for the fiscal year. The Annual Report on Form 10-K is available without exhibits at investors.secureworks.com and with exhibits at the website maintained by the SEC at www.sec.gov. You may obtain, free of charge, a printed version of the Annual Report on Form 10-K without exhibits upon request to Secureworks in one of the following ways:
•	E-mail Secureworks’ Investor Relations department at investorrelations@secureworks.com
•	Send your request by mail to SecureWorks Corp., Investor Relations, One Concourse Parkway NE, Suite 500, Atlanta, Georgia 30328
•	Call Secureworks’ Investor Relations department at (404) 639-9191
Other Matters
To the extent that this proxy statement is incorporated by reference into any filing by Secureworks under the Securities Act of 1933 or under the Exchange Act, the section of this proxy statement entitled “Report of the Audit Committee,” to the extent permitted by SEC rules, will not be deemed incorporated in such a filing, unless specifically provided otherwise in the filing. In addition, such section will not be deemed to be soliciting material for purposes of the solicitation of proxies in connection with the annual meeting.
Except as stated otherwise, all website addresses contained in this proxy statement are intended to be inactive, textual references only. The information on, or accessible through, any website (including the Secureworks website) identified in this proxy statement or any accompanying materials is not a part of, and is not incorporated by reference into, this proxy statement.

Annex A – Reconciliation of Non-GAAP Financial Measures
The table below presents a reconciliation of the relevant non-GAAP financial measure to their most directly comparable GAAP financial measure.
	Fiscal Years Ended
	January 28, 2022	January 29, 2021
(in thousands)
GAAP net revenue(1)	$ 535,214	$561,034

GAAP gross profit	$318,088	$318,867
Amortization of intangibles	16,080	14,587
Stock-based compensation expense	1,123	1,346
Non-GAAP gross profit	$335,291	$334,800
GAAP net loss	$(39,791)	$(21,902)
Amortization of intangibles	30,174	28,682
Stock-based compensation expense	30,446	24,414
Impact of Tax Cuts and Jobs Act	—	—
Aggregate adjustment for income taxes	(12,113)	(13,267)
Non-GAAP net income	$ 8,716	$17,927
* Sum of reconciling items may differ from total due to rounding of individual components
GAAP net income (loss)	$(39,791)	$(21,902)
Interest and other expense/(income), net	3,532	(1,034)
Income tax benefit	(16,115)	(9,899)
Depreciation and amortization	40,520	41,614
Stock-based compensation expense	30,446	24,414
Adjusted EBITDA	$18,592	$33,193
(1)
Historically the Company has presented non-GAAP net revenue as a financial measure. There are no such adjustments that give rise to non-GAAP net revenue for any of the periods presented. GAAP net revenue is inclusive of both subscription and professional services revenue.

A-1

Gross Profit and Gross Margin Non-GAAP Reconciliation
	Fiscal Years Ended
	January 28, 2022	January 29, 2021
(in thousands, except percentages)	$	$
Gross Profit:
Subscription	$265,432	$265,798
Professional Services	52,656	53,069
Total Gross Profit	$318,088	$318,867

Gross Margin:
Subscription	64.9%	62.1%
Professional Services	41.7%	39.9%
Total Gross Margin	59.4%	56.8%

Other Financial Information
Non-GAAP Gross Profit:
Non-GAAP Subscription	$281,730	$281,050
Non-GAAP Professional Services	53,561	53,749
Total Non-GAAP Gross Profit	$335,291	$334,800

Non-GAAP Gross Margin:
Non-GAAP Subscription	68.9%	65.7%
Non-GAAP Professional Services	42.4%	40.4%
Total Non-GAAP Gross Margin	62.6%	59.7%
A-2

May 11, 2022
Dear Secureworks Stakeholder:
“Secureworks has eliminated the noise from too many non-critical alerts, compared to what I was getting with my previous provider. Previously, I had zero visibility into what data was being looked at and acted upon, but visibility was critical to my ability to make the best security decisions for my company.”
These are such powerful and motivating words to hear from a customer. They tell us what our customers’ greatest needs are and serve to drive Secureworks towards creating stronger platforms and solutions to help meet those needs.
Our customers’ security is everything, and today’s organizations are subject to an increasingly complex threat landscape. Bookended by SUNBURST and Log4j, 2021 was yet another year of relentless threats. Now, the prospect of cyber warfare has significantly increased in light of geopolitical tensions, further escalating an already elevated threat environment.
Ultimately, security is a big data problem – not just in volume, but in the diversity of data as well. To turn the tide, we knew that organizations required a big data platform with the scale and agility to prevent and detect threats across their entire environment. Our Secureworks Taegis™ platform is that big data answer, combined with our deep security expertise, giving security teams the visibility they need across endpoint, network, cloud, email, and beyond.
As I reflect on my first year as CEO, I am struck by the magnitude of our responsibility to protect these organizations. Our purpose at Secureworks is to secure human progress, and we do that by outpacing and outmaneuvering the adversary. We secure our customers, so they can fulfill their missions . . . the thousands of organizations responsible for the health, livelihood, and prosperity of the communities they serve.
A Holistic Approach to Security with Taegis
For too many years, organizations have faced the threat landscape trying to manage disparate security point products that do not work well together and leave gaps for the adversary to successfully attack. Furthermore, they do so with a significant shortage of security talent to help them triage the overwhelming number of alerts and noise they receive every day.
To solve these pain points, we built Secureworks Taegis, an open XDR platform that provides holistic visibility and detection capabilities across an organization’s entire technology estate, with the capabilities to detect and contain threats quickly, before the adversary can cause serious damage. Unlike many XDR solutions in the market today, Taegis was developed from day one to be an extensible platform built for collaboration and innovation, helping to unify an organization’s existing security infrastructure even as digital infrastructure continues to evolve.
With 20 years of leadership in the security space, we also understand the value of human intelligence to fully secure a customer’s environment. After all, our adversaries have similar software, technology, and capabilities to what we have, and they are just as human.
We are continually making Taegis stronger through the threat intelligence that our Security Operations team and the Counter Threat Unit™ (CTU™) embed directly into the platform every day, offering the broadest and deepest threat detection capabilities in the market. We believe no other solution has the capabilities to create actionable insights and detectors from data pulled across thousands of Incident Response engagements, adversarial testing, threat research, and on-the-ground insights from the SOC.
It is the combination of our human intelligence and the Taegis platform that drives clear differentiated threat detection for our customers. For example, this year we introduced our patent-pending hands-on-keyboard detector that alerts on suspicious behavior based on someone’s keyboard strokes and usage. This detector was only possible after analyzing 3.3 trillion events stored in more than 16-petabytes worth of data collected by Secureworks.
Business Growth and Opportunity
When we began building Taegis, the XDR market did not exist. Now, as industry analysts are beginning to view XDR as a category, we are consistently recognized for our clear vision, security leadership and the unique solutions we have built around Taegis.

As the first true XDR solution, Taegis has had some of the fastest growth rates for both XDR customers and ARR due to the superior outcomes and ROI we are delivering. Just two and a half years after launch, Taegis reached $165 million in ARR. We also finished FY22 with 1,200 Taegis customers, of which over a third are now software-only, adding a record 400 customers in Q4 alone. These results are a true testament to our team and their contribution during every single stage of a customer’s journey with us.
This is just the beginning. The market opportunity for Secureworks – and our partners – is large and growing, with an estimated Total Addressable Market approaching $100 billion by 2025 and growing in the double digits annually.
We are continuing to transform our company by offering higher-value security solutions and driving scale and operational efficiencies in the business. In FY22, as we actively exited non-strategic, lower margin services to drive scale and operational efficiencies in the business, we saw an expected decline in total revenues. However, gross profit remained relatively stable, reflecting the value we are creating for our business as we transform to more scaled, higher margin solutions on the Taegis platform.
We began actively re-solutioning our existing customers to the Taegis platform at the start of last year, and we expect to close FY23 with a substantial majority of our ARR on Taegis. We have been building steadfastly toward this moment for years now, and we look forward to realizing this milestone.
Our People and Our Purpose
Above all else, I am fortunate to work with such a dedicated and talented team of security experts. Together, we are driven by our purpose and motivated by the opportunity to turn the tide in the cybersecurity battle. Our purpose does not stop short of cybersecurity. We are committed to securing human progress as a global company with diverse representation. This year, I am proud of our progress to better reflect the global markets we serve with an 8% increase of diverse representation globally. I celebrate our progress here, and am committed to furthering this progress in FY23 and beyond.
On behalf of all the Secureworks team, we thank you for your support and look forward to our continued partnership in 2022 and beyond.
Sincerely,
Wendy K. Thomas,
President and Chief Executive Officer
Operating Metrics
The Company defines annual recurring revenue (ARR) as the value of its subscription contracts as of a particular date. Because the Company uses recurring revenue as a leading indicator of future annual revenue, it includes operational backlog. Operational backlog is defined as the recurring revenue associated with pending contracts, which are contracts that have been sold but for which the service period has not yet commenced.
Special Note Regarding Forward-Looking Statements
This letter contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Forward-looking statements in this letter include statements related to our operations, results of operations, product and service offerings and other matters that are based on our current expectations, estimates, assumptions and projections. In some cases, words such as “will,” “plan,” “believe” and similar expressions are used to identify these forward-looking statements. Secureworks’ expectations expressed or implied in these forward-looking statements may not turn out to be correct. Secureworks’ actual results could be materially different from our expectations because of various risks and uncertainties including, but not limited to, competitive uncertainties and general economic and business conditions in Secureworks’ markets as well as the other risks and uncertainties that are described in Secureworks’ periodic and current reports and other filings with the Securities and Exchange Commission, which are available for review through the SEC’s website at www.sec.gov. Any forward-looking statement speaks only as of the date as of which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement after the date as of which such statement was made, whether to reflect changes in circumstances or our expectations, the occurrence of unanticipated events, or otherwise.

Secureworks®

SCAN TO
VIEW MATERIALS & VOTE

SUBMIT YOUR PROXY BY INTERNET
Go to **www.proxyvote.com or scan the QR Barcode above**
Use the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time on Monday, June 20, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy. Alternatively, you may submit your proxy by scanning the QR code provided above or the QR Code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number).

SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903
Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time on Monday, June 20, 2022. Have your proxy card in hand when you call and then follow the instructions.

SUBMIT YOUR PROXY BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ATTEND THE MEETING AND VOTE BY INTERNET
Go to **www.virtualshareholdermeeting.com/SCWX2022**
You may attend the Meeting on Tuesday, June 21, 2022, at 12:00 p.m. Eastern Time via the Internet at www.virtualshareholdermeeting.com/SCWX2022 and vote at the Meeting using the 16-digit control number provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D71275-P69694 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

SECUREWORKS CORP.

The Board of Directors recommends that you vote FOR each of the nominees listed under Proposal 1:

	For All	Withhold All	For All Except
1. Election of two Class III Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

To be elected for terms expiring at the 2025 Annual Meeting of Stockholders:

01) Michael S. Dell
02) Mark J. Hawkins

The Board of Directors recommends that you vote FOR Proposal 2:

The Board of Directors recommends that you vote FOR Proposal 3:

	For	Against	Abstain
3. Approval, on an advisory basis, of the compensation of SecureWorks Corp.'s named executive officers as disclosed in the proxy statement	☐	☐	☐

The Board of Directors recommends that you vote FOR "Every 1 year" for Proposal 4:

	Every 1 year	Every 2 years	Every 3 years	Abstain
4. Advisory vote on whether SecureWorks Corp. should hold an advisory vote by stockholders to approve named executive officer compensation every 1, 2 or 3 years	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held on June 21, 2022:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at investors.secureworks.com and www.proxyvote.com.

D71276-P69694

CLASS A COMMON STOCK PROXY
SecureWorks Corp.
Annual Meeting of Stockholders
June 21, 2022, 12:00 p.m. Eastern Time
To be held at www.virtualshareholdermeeting.com/SCWX2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SECUREWORKS CORP.

The undersigned hereby appoints Wendy K. Thomas and George B. Hanna, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side of this form, all the shares of SecureWorks Corp. Class A Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 21, 2022 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3 AND FOR EVERY 1 YEAR FOR PROPOSAL 4 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued and to be marked, dated and signed, on the other side)

Secureworks®

SCAN TO VIEW MATERIALS & VOTE

SUBMIT YOUR PROXY BY INTERNET
Go to **www.proxyvote.com or scan the QR Barcode above**
Use the Internet to submit your proxy and for electronic delivery of information up until 11:59 p.m. Eastern Time on Monday, June 20, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to submit your proxy. Alternatively, you may submit your proxy by scanning the QR code above or the QR Code provided on page 1 of the proxy statement with your mobile device (you will need your 16-digit control number).

SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903
Use any touch-tone telephone to submit your proxy up until 11:59 p.m. Eastern Time on Monday, June 20, 2022. Have your proxy card in hand when you call and then follow the instructions.

SUBMIT YOUR PROXY BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

ATTEND THE MEETING AND VOTE BY INTERNET
Go to **www.virtualshareholdermeeting.com/SCWX2022**
You may attend the Meeting on Tuesday, June 21, 2022, at 12:00 p.m. Eastern Time via the Internet at www.virtualshareholdermeeting.com/SCWX2022 and vote at the Meeting using the 16-digit control number provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D71277-P69694 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SECUREWORKS CORP.

The Board of Directors recommends that you vote FOR each of the nominees listed under Proposal 1:

	For All	Withhold All	For All Except
1. Election of two Class III Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

To be elected for terms expiring at the 2025 Annual Meeting of Stockholders:

01) Michael S. Dell
02) Mark J. Hawkins

The Board of Directors recommends that you vote FOR Proposal 2:

The Board of Directors recommends that you vote FOR Proposal 3:

	For	Against	Abstain
3. Approval, on an advisory basis, of the compensation of SecureWorks Corp.'s named executive officers as disclosed in the proxy statement	☐	☐	☐

The Board of Directors recommends that you vote FOR "Every 1 year" for Proposal 4:

	Every 1 year	Every 2 years	Every 3 years	Abstain
4. Advisory vote on whether SecureWorks Corp. should hold an advisory vote by stockholders to approve named executive officer compensation every 1, 2 or 3 years	☐	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

NOTE: Please sign as name appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, or in any other representative capacity, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting To Be Held on June 21, 2022:
The Notice of Annual Meeting of Stockholders, Proxy Statement, Proxy Card and Annual Report on Form 10-K are available at investors.secureworks.com and www.proxyvote.com.

D71278-P69694

CLASS B COMMON STOCK PROXY
SecureWorks Corp.
Annual Meeting of Stockholders
June 21, 2022, 12:00 p.m. Eastern Time
To be held at www.virtualshareholdermeeting.com/SCWX2022

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SECUREWORKS CORP.

The undersigned hereby appoints Wendy K. Thomas and George B. Hanna, and each of them, with power to act without the other and with power of substitution and resubstitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side of this form, all the shares of SecureWorks Corp. Class B Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on June 21, 2022 and any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3 AND FOR EVERY 1 YEAR FOR PROPOSAL 4 AND IN THE DISCRETION OF THE PROXY HOLDERS WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued and to be marked, dated and signed, on the other side)